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PROSPECTUS


THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NEW YORK
SEPARATE ACCOUNT B
VENTURE VUL


A  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of New York ("we" or "us"), and made available for sale exclusively in New York. The Policies are designed to provide lifetime insurance protection together with flexibility as to:

         -       the timing and amount of premium payments;

         -       the investments underlying the Policy Value; and

         -       the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account B (the "Separate Account").


We use the assets of each sub-account to purchase shares of a particular investment portfolio ("Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying Trust prospectus and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. The Portfolios available to you are set forth commencing under the sub-heading "Eligible Portfolios." We may add other sub-accounts and Portfolios in the future.


You should ask one of our sales representatives if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE POLICY THAT YOU SHOULD KNOW BEFORE INVESTING.

The Securities and Exchange Commission (the "SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file with the SEC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


HOME OFFICE:                                 SERVICE OFFICE MAILING ADDRESS:
The Manufacturers Life Insurance             The Manufacturers Life Insurance
Company of New York                          Company of New York
Corporate Center at Rye                      P.O. Box 633, Niagra Square Station
555 Theodore Fremd Avenue                    Buffalo, New York 14201-0633
Rye, New York 10580-9966                     TELEPHONE: 1-888-267-7784




                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.
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                               PROSPECTUS CONTENTS



                                                                      PAGE
                                                                      ----

INTRODUCTION TO POLICIES..............................................  1
GENERAL INFORMATION ABOUT US,
  THE SEPARATE ACCOUNT  AND THE  TRUST ...............................  6
     Manulife New York  ..............................................  6
     Separate Account B ..............................................  7
     Manufacturers Investment Trust  .................................  7
DETAILED INFORMATION ABOUT THE POLICIES...............................  11
   PREMIUM PROVISIONS  ...............................................  11
     Policy Issue And Initial Premium  ...............................  11
     Premium Allocation  .............................................  11
     Premium Limitations  ............................................  12
     Short-Term Cancellation Right And "Free Look"....................  12
     Provisions for Avoiding Lapse ...................................  12
     No Lapse Guarantee ..............................................  12
INSURANCE BENEFIT  ...................................................  13
     The Insurance Benefit  ..........................................  13
     Death Benefit Options  ..........................................  13
     Death Benefit Option Changes  ...................................  14
     Face Amount Changes .............................................  15
   POLICY VALUES .....................................................  16
     Policy Value ....................................................  16
     Transfers Of Policy Value .......................................  17
     Policy Loans ....................................................  18
     Partial Withdrawals And Surrenders ..............................  20
     Charges and Deductions ..........................................  21
     Deductions From Premiums ........................................  21
     Surrender Charges................................................  21
     Monthly Deductions ..............................................  25
     Administration Charge ...........................................  25
     Cost Of Insurance Charge ........................................  25
     Mortality And Expense Risks Charge ..............................  26
     Other Charges ...................................................  26
     The General Account .............................................  28
   OTHER GENERAL POLICY PROVISIONS ...................................  28
     Policy Default...................................................  28
     Policy Reinstatement ............................................  28
     Miscellaneous Policy Provisions .................................  29
   OTHER PROVISIONS ..................................................  30
     Supplementary Benefits ..........................................  30
     Payment Of Proceeds .............................................  30
     Reports To Policyowners .........................................  30
 MISCELLANEOUS MATTERS ...............................................  30
     Portfolio Share Substitution ....................................  30
     Federal Income Tax Considerations ...............................  31
     Tax Status Of The Policy ........................................  31
     Tax Treatment Of Policy Benefits ................................  32
     Our Taxes .......................................................  34
     Distribution Of The Policy ......................................  34
     Responsibilities Assumed By Us and MSS ..........................  34
     Voting Rights ...................................................  35


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     Directors And Officers Of Manulife New York .....................  35
     State Regulations ...............................................  37
     Pending Litigation ..............................................  37
     Additional Information ..........................................  37
     Independent Auditors ............................................  37
     Year 2000 Issues ................................................  37
FINANCIAL STATEMENTS .................................................  39
APPENDICES ...........................................................  59
A.   Sample Illustrations Of Policy Values, Cash Surrender
     Values And Death Benefits .......................................  59
B.   Definitions .....................................................  76


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

You should examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Policy. More detailed information will be found within.


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INTRODUCTION TO POLICIES

The following summary is intended to provide a general description of the most important features of the Policy. It is not a complete description. You should read all of this prospectus in order to fully understand the provisions of the Policy.

GENERAL

The Policy provides a death benefit in the event of the death of the life insured to the person you name as the beneficiary.

You may pay premiums at any time and in any amount, subject to certain limitations.

You may instruct us as to how your premiums, net of certain deductions, will be allocated. You may choose among the Fixed Account and the sub-accounts of the Separate Account. The premiums you allocate to the sub-accounts of the Separate Account are invested in shares of a particular Portfolio of the Trust. You may change your instructions as to how premiums should be allocated at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value").


The Portfolios currently available to you are set forth beginning under the sub-heading "Eligible Portfolios." In the future we may make available other sub-accounts and Portfolios.


The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by making a policy loan or a partial withdrawal, or by full surrender of the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS. You choose one of two death benefit options:

         -        a death benefit equal to the face amount of the Policy, or

         - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for one year. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may decrease the face amount once per policy year. A decrease in face amount may result in the deduction of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

PREMIUM PAYMENTS ARE FLEXIBLE

You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."


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You must pay at least the Initial Premium to put the Policy in force. See
DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS - "Premium Limitations."

After the Initial Premium is paid there is no minimum premium required. However, for Policies with a face amount of at least $250,000, by complying with the No Lapse Guarantee Cumulative Premium Test, you can ensure that the Policy will not go into default for the first five policy years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under rules defined in the Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

THE POLICY VALUE

The Policy has a Policy Value which reflects the following:

         -        the premium payments you have made;

         - the investment performance of the sub-accounts to which you have allocated net premiums.

         - the interest we have credited to amounts allocated to our Fixed Account;

         -        any partial withdrawals you have made;

         -        and charges we have deducted under the Policy.

The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or have transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "The General Account."

LOAN ACCOUNT. When you make a policy loan, we will establish a Loan Account under the Policy. We will transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

 We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential, currently 1.75%. For Select Loan Amounts the interest rate differential is currently 0%. This is subject to change in certain circumstances. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

TRANSFERS ARE PERMITTED. You may transfer amounts among the sub-accounts of the Separate Account and our Fixed Account, subject to certain restrictions.

We permit twelve transfers per policy year at no cost to you. Transfers in excess of that will cost $25 per transfer. If you request more than one transfer at the same time, we will treat your requests as a single request.



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Certain restrictions may apply to transfer requests. See DETAILED INFORMATION
ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

USING THE POLICY VALUE

BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. The minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

YOU MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for one year, you may make a partial withdrawal of the Policy Value. The minimum amount you may withdraw is $500. You may specify that the withdrawal is to be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and "Surrender Charges."

THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Policy Debt Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders," "Charges and Deductions" and "Surrender Charges."

CHARGES AND DEDUCTIONS

1) DEDUCTIONS FROM PREMIUMS. We reserve the right to make a charge for state, local and Federal taxes in an amount not to exceed 3.60%. We currently make no deduction of charges from premium payments for such taxes.

2) SURRENDER CHARGES. We usually deduct a deferred underwriting charge and a deferred sales charge if, during the Surrender Charge Period:

         -        you surrender the Policy for its Net Cash Surrender Value,

         -        you make a partial withdrawal in excess of the Withdrawal Tier
                  Amount,

         -        you decrease the face amount of the Policy, or

         -        the Policy lapses.

The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially or added by increase.

In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250.

The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. A negative number of Target Premiums produces a negative deferred sales charge. When combined with the deferred underwriting charge, the negative deferred sales charge reduces the total surrendered charge.

The full amount of the deferred underwriting charge and the deferred sales charge will be in effect for five years following Policy issue. Beginning in the sixth year, these charges decrease by a set amount over a maximum ten-year period. See


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DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Charges And
Deductions" and "Surrender Charges."

If you increase the face amount, the surrender charges applicable to the increase will be those rates that would apply if a Policy were issued to the life insured at his or her then attained age and based on the amount of the increase.

3) MONTHLY DEDUCTIONS. At the beginning of each policy month we deduct from the Policy Value:

         - an administration charge of $35 per month until the first policy anniversary; thereafter $10 per month (the right is reserved to increase the administration charge by up to $.01 per $1,000 of face amount per month),

         -        a charge for the cost of insurance,

         - a charge for mortality and expense risks of 0.075% per month through the later of the tenth policy anniversary and your attained age 60 and, thereafter, 0.0375% per month (this charge is assessed against the value of your investment accounts), and

         - charge(s) for any supplementary benefit(s) added to the Policy.

The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to issue age, the duration of the coverage, sex, any additional ratings indicated in the policy, and risk class of the life insured. The maximum cost of insurance rate we charge will not exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. However, any additional ratings as indicated in the Policy will be added to the cost of insurance rate. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES - "Charges and Deductions" and "Monthly Deductions."

If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

4) OTHER CHARGES. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each Dollar Cost Averaging transfer if Policy Value does not exceed $15,000. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Transfers Of Policy Value."

 INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The Trust (excluding the Lifestyle Trusts) pays investment management fees that range from 0.25% to 1.10% of the assets of the Portfolios. In addition, the Portfolios' other expenses range from between 0.04% and 0.36% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each bears its pro rata share of the fees and expenses incurred by the other Portfolios.

The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

We reserve the right to charge or establish a provision for any Federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and Federal taxes currently being made.

SUPPLEMENTARY BENEFITS

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits are offered subject to state approval and include

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         -        an accidental death benefit,

         -        change of life insured (for corporate owned Policies), and

         -        a disability benefit to waive the cost of monthly deductions.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER PROVISIONS -- "Supplementary Benefits."

DEFAULT

Unless the No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the policy qualifies for the No Lapse Guarantee. We will send a notice to you if the Policy goes into default. It will allow a grace period in which you may make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

NO LAPSE GUARANTEE

On Policies issued with a face amount of at least $250,000, as long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we will guarantee that the Policy will not go into default, even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. The No Lapse Guarantee Period is the first five Policy Years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Reinstatement."

FREE LOOK

You may return a Policy for a refund of premium within 10 days after you receive the Policy.

If the Policy is purchased in connection with a replacement of an existing life insurance policy (as defined in "DETAILED INFORMATION ABOUT THE POLICIES - Short-Term Cancellation Right and 'Free Look' Provisions"), you may cancel the Policy by returning it within 60 days after it is received.

If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and 'Free Look' Provisions."

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Status of the Policy."

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Under certain circumstances, a Policy may be treated as a "Modified Endowment
Contract" ("MEC"). If the Policy is a MEC, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. The Company has established appropriate procedures for monitoring the compliance of Policies with Section 7702A of the Code (the "MEC" Rules). See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS -- "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits."

If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations."

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.

GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE  TRUST

MANUFACTURERS LIFE OF NEW YORK

We are a stock life insurance company organized under the laws of New York on March 4, 1992. Our principal office is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580. We are a wholly-owned subsidiary of Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 116 Huntington Avenue, Boston, Massachusetts 02116.

Our ultimate parent entity is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

Effective January 1, 1996, immediately following the merger of NAL and Manulife, Manulife North America experienced a corporate restructuring which resulted in the formation of a newly organized holding corporation, Manulife-Wood Logan Holding Co., Inc., formerly NAWL Holding Co., Inc. ("MWL"). MWL holds all of the outstanding shares of Manulife North America and Wood Logan Associates, Inc. ("WLA"). MWL is owned 62.5% by The Manufacturers Life Insurance Company (U.S.A.), 22.5% by MRL Holding, LLC and 15% by the principals of WLA.

On January 20, 1998, the Board of Directors of Manulife announced that it had asked the Management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and participating policy holders as well as regulatory approval.

                  Manufacturers Life of New York's financial ratings are as follows:

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         A++ A.M. Best

         Superior in financial strength; 1st category of 15

         AAA Duff & Phelps

         Highest in claims paying ability; 1st category of 18

         AA+ Standard & Poor's

         Very strong in financial strength; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of Manufacturers Life of New York's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

SEPARATE ACCOUNT B

We established the Separate Account on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of New York.

MANUFACTURERS INVESTMENT TRUST

We invest the assets of each sub-account of the Separate Account in shares of a particular Portfolio of the Trust. The Trust, formerly NASL Series Trust, is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS, the successor to NASL Financial Services, Inc., is a registered investment adviser under the Investment Advisers Act of 1940.

The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The list of Portfolios in which you may invest under the Policy and the investment objectives and certain policies of those Portfolios is set forth commencing on the inside front cover of this prospectus. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, the sub-advisers it employs, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

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We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST (formerly, the Emerging Growth Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolios invests will have market cap values of less than $1.5 billion at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization between $50 million and $1 billion.

The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolios expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and (b) long-tem growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU),and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

To purchase a Policy, you must submit a completed application. We will issue a Policy only if it has a face amount of at least $50,000 ($100,000 for preferred risk policies). Generally, we issue a Policy only to persons between ages 0 and
90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. A life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

We will accept an application if it meets our insurance underwriting rules. Each Policy has a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date we become obligated under the Policy and when the first monthly deductions are taken.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for Federal, state and local taxes, among the Investment Accounts or the Fixed Account in accordance with your instructions.

We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. Amounts allocated to the Investment Accounts will be invested in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals 100. You may change the way in which your Net Premiums are allocated at any time without charge. The change will take effect on the date a written or authorized telephonic request for change, in a format satisfactory to us, is received at our Service Office.

PREMIUM LIMITATIONS

After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of the life insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. It is recommended that the Planned Premium be such that the No Lapse Guarantee Cumulative Premium Test will (see INSURANCE BENEFITS - "No Lapse Guarantee") will be satisfied.

We will send notices to you setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for Federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

A Policy may be returned for a refund of the premium within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE

NO LAPSE GUARANTEE

You may elect the No Lapse Guarantee on Policies issued with a face amount of at least $250,000 (calculated as described below). If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the first five policy years, we guarantee that the Policy will not go into default (see OTHER GENERAL POLICY PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

The No Lapse Guarantee terminates at the end of the fifth policy year.

The No Lapse Guarantee is not offered to life insureds with an issue age exceeding 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default if the Policy's Net Cash Surrender Value is insufficient to meet the monthly deductions due at the beginning of a policy month. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change as will a decrease in face amount below $250,000. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS --"Policy Default" and INSURANCE BENEFIT -- "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT -- "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the life insured's death, we will pay an insurance benefit based on the death benefit option that you select upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Policy Debt at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

Under Option 1 the death benefit is

         - the face amount of the Policy at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below.

Under Option 2 the death benefit is

         - the face amount of the Policy plus the Policy Value at the date of death or, if greater,

         - the Policy Value at the date of death multiplied by the applicable percentage in the following table:

AGE               CORRIDOR           AGE         CORRIDOR         AGE         CORRIDOR
                  PERCENTAGE                     PERCENTAGE                  PERCENTAGE
------------      ----------        ------      -----------     -------      ----------
40 & below        250%               53          164              67             118
41                243                54          157              68             117
42                236                55          150              69             116
43                229                56          146              70             115
44                222                57          142              71             113
45                215                58          138              72             111
58                138                59          134              73             109
46                209                60          130              74             107
47                203                61          128              75-90          105
48                197                62          126              91             104
49                191                63          124              92             103
50                185                64          122              93             102
51                178                65          120              94             101
52                171                66          119              95& above      100


Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% x $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% x $40,010 = $100,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667 (250% x 66,667 = 166,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for one year, you may change the death benefit option. The change will be effective as of any subsequent policy month following a request. Your written request for a change must be received by us at least 30 days prior to the beginning of a policy month in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required in order to avoid any change in the amount of the death benefit.

CHANGE TO OPTION 2         If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus
NEW FACE AMOUNT =          the Policy Value on the effective date of the change. A change to
OLD FACE AMOUNT            Option 2 will not be allowed if it would cause the face of the
    MINUS                  Policy to go below the minimum face amount of $50,000 ($100,000 for
POLICY VALUE               preferred risk policies).



CHANGE TO OPTION 1         If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus
NEW FACE AMOUNT =          the Policy Value on the effective date of the change. The increase in
OLD FACE AMOUNT            face amount resulting from a change in Option 1 will not affect the
    PLUS                   amount of surrender charges to which a Policy may be subject.  The
POLICY VALUE               Company has the right to require satisfactory evidence of insurability before permitting a change from Option 2 to
                           Option 1. The Company does not currently
                           require evidence of insurability when making
                           this change.



If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.


FACE AMOUNT CHANGES

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the monthly deductions and surrender charges (see POLICY VALUES -- "Charges And Deductions").

MINIMUM CHANGES. Currently, each increase or decrease in face amount (other than a decrease resulting from a partial withdrawal) must be at least $50,000 ($100,000 for increases in preferred risk policies). We reserve the right to increase or decrease the minimum face amount change on 90 days' written notice to you. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for one year, you may increase the face amount of your Policy once per policy year. Increases are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges."

Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look right with respect to any increase resulting in new surrender charges.

No additional premium is required for a face amount increase. However, you may need to pay an additional premium to keep the Policy from going into default. This is because new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy.

DECREASES. After the Policy has been in force for one year, you may decrease the face amount of your Policy once per policy year. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).

Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders," below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

  The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

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
         (a) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

You may change the extent to which your Policy Value is based upon any specific sub-account of the Separate Account or the Company's general account. You make those changes by transferring amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts or the Company's general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests we receive from you on the same Business Day will be treated as a single transfer request. There will be no change in issue age, risk class of the life insured or face amount as a result of any transfer.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

While the Policy is in force, you may transfer the Policy Value from all of the Investment Accounts to the Fixed Account, without incurring transfer charges:

         (a)      within 18 months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of the sub-accounts, or within 60 days of the date of notification of such change.

DOLLAR COST AVERAGING. We offer a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Fixed Account.

Under the Dollar Cost Averaging program you designate an amount to be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a Dollar Cost Averaging transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.


ASSET ALLOCATION BALANCER TRANSFERS. We also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless either you instruct us differently or a Dollar Cost Averaging request is in effect. Currently, we make no charge for this program; however, we reserves the right to institute a charge on 90 days' written notice.

We reserve the right to cease to offer this program on 90 days' written notice.

POLICY LOANS

While the Policy is in force, you may borrow against your Policy Value. The Policy serves as the only security for the loan. The minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. We transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

A policy loan may result in a Policy's failing to satisfy the No Lapse Guarantee. As a result, the No Lapse Guarantee may terminate. See INSURANCE BENEFIT -- "No Lapse Guarantee" and OTHER GENERAL POLICY PROVISIONS --"Policy Default."

Moreover, if the No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits." In addition, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Policy Debt at the date of death in arriving at the insurance benefit. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax. See "Tax Treatment of Policy Benefits - In General."

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.



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
INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

         - On amounts in excess of the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 1.75%.

         - On amounts up to the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 0%.

The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

Prior to the later of the tenth policy anniversary and the anniversary following attained age 55, the amount available as a Select Loan is zero; after the later of the tenth policy anniversary and the policy anniversary following attained age 55, the amount available annually as a Select Loan is equal to 12% of the Policy's Net Cash Surrender Value at the previous policy anniversary. The amount available as a Select Loan applies to existing and new loans. If, at the time your are considering a Select Loan, interest due currently on your outstanding loans equals or exceeds the Select Loan Amount, the Select Loan feature can not be used to withdraw additional cash from Policy Value. The total of all loans, including the Select Loan Amount, cannot exceed the maximum loan amount as described above.

To illustrate the amount available as a Select Loan, assume that a Policy has an issue age of 47 and a Net Cash Surrender Value on the eleventh policy anniversary of $10,000. The Select Loan Amount available during the twelfth policy year is $1,200 (12% x $10,000). Assume that at the beginning of the twelfth policy year, a loan of $1,500 is taken. $1,200 of that amount is considered the Select Loan Amount, $300 an ordinary policy loan.

At the end of the twelfth policy year, assume that the Net Cash Surrender Value is $9,000. The Select Loan Amount available during the thirteenth policy year is $1,080 (12% x $9,000). If not already repaid, the $300 from the prior year's loan that was not considered a Select Loan is immediately converted to a Select Loan, leaving $780 of the Select Loan Amount available for the thirteenth policy year (provided that the sum of all outstanding loans does not exceed the Policy's maximum loan amount). The amount of any unpaid interest on the Select Loan and the ordinary policy loan from the twelfth policy year also would be borrowed as a Select Loan up to the maximum Select Loan Amount and thereby reduce by that amount the $780 available for borrowing as a Select Loan during the remainder of the thirteenth policy year.

LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan or
(iv) an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination (i.e., upon death of the life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

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
LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. For purposes of the illustration, assume that the Select Loan Amount is zero. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,200 ($5,000 x 1.04) reflecting interest credited at an effective annual rate of 4.0%. At that time the loan will have accrued interest charges of $283 ($4,917 x
 .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,200, a transfer of $200 will be required ($5,200 -- $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,200, a transfer of $88 will be required. This amount is equivalent to the 1.75% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.


PARTIAL WITHDRAWALS AND SURRENDERS

Partial Withdrawals. After a Policy has been in force for one policy year, you may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see POLICY VALUES - "Charges and Deductions" and "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced.
See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

Full Surrenders. You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

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
CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

DEDUCTIONS FROM PREMIUMS

We currently make no deduction from premium payments for state and local taxes. The maximum amount we may deduct for such taxes in the future is 2.35%. We currently make no deduction from premium payments for Federal taxes.
The maximum amount we may deduct for such taxes in the future is 1.25%.

SURRENDER CHARGES

We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by varying rates depending upon the life insured's issue age until the charge has decreased to zero. The applicable percentage of the deferred underwriting charges to which the Policy is subject is illustrated by the following table:

                     TABLE 1: DEFERRED UNDERWRITING CHARGES

Transaction Occurs
  After Monthly
 Deduction Taken     Percent of Deferred Underwriting Charges by Issue Age*
 For Last Month
 Preceding  End     ------------------------------------------------------------
    of Month*                              Age
------------------  ------------------------------------------------------------
 Month              0-50     51          52          53           54         55+
------------------  ----   ------      ------      ------      ------    ------
          12        100%     100%        100%        100%        100%     100%
          24        100%     100%        100%        100%        100%     100%
          36        100%     100%        100%        100%        100%     100%
          48        100%     100%        100%        100%        100%     100%
          60        100%     100%        100%        100%        100%     100%
          72         90%   88.89%      87.50%      85.71%      83.33%   80.00%
          84         80%   77.78%      75.00%      71.43%      66.67%   60.00%
          96         70%   66.67%      62.50%      57.14%      50.00%   40.00%
         108         60%   55.56%      50.00%      42.86%      33.33%   20.00%
         120         50%   44.44%      37.50%      28.57%      16.67%       0%
         132         40%   33.33%      25.00%      14.28%          0%
         144         30%   22.22%      12.50%          0%
         156         20%   11.11%          0%
         168         10%       0%
         180          0%


* Months not shown may be calculated by interpolation.

We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, conducting medical examinations, determining the life insured's risk class and establishing policy records.

DEFERRED SALES CHARGE. The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from - 2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below.

We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex of the life insured. The maximum number of Target Premiums subject to the deferred sales charge varies, based on the issue age of the life insured, the face amount at issue and the amount of any increase, according to the following tables:

       TABLE 2: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE
              (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

 Age         $250,000        Under     Age      $250,000      Under      Age      $250,000      Under
              or More      250,000              or More      $250,000             or More      $250,000
------------------------------------------------------------------------------------------------------
     0          -2.00*        1.68      30        1.56          2.15      60        2.06          2.43
     1          -0.52*        1.46      31        1.61          2.19      61        2.06          2.43
     2          0.06          1.45      32        1.67          2.23      62        2.05          2.43
     3          0.24          1.45      33        1.72          2.27      63        2.05          2.43
     4          0.62          1.46      34        1.78          2.30      64        2.05          2.42
     5          0.63          1.47      35        1.83          2.33      65        2.05          2.41
     6          0.67          1.49      36        1.86          2.38      66        2.03          2.41
     7          0.69          1.51      37        1.89          2.41      67        2.03          2.41
     8          0.72          1.52      38        1.91          2.45      68        1.96          2.41
     9          0.75          1.54      39        1.94          2.49      69        1.83          2.30
    10          0.78          1.55      40        1.96          2.52      70        1.71          2.17
    11          0.82          1.58      41        1.98          2.55      71        1.58          2.05
    12          0.85          1.60      42        2.01          2.59      72        1.46          1.92
    13          0.88          1.61      43        2.04          2.57      73        1.35          1.80
    14          0.92          1.63      44        2.06          2.55      74        1.25          1.70
    15          0.88          1.52      45        2.08          2.54      75        1.16          1.60
    16          0.90          1.53      46        2.12          2.53      76        1.08          1.50
    17          0.94          1.58      47        2.16          2.51      77        1.01          1.40
    18          0.99          1.64      48        2.20          2.50      78        0.93          1.30
    19          1.03          1.68      49        2.21          2.49      79        0.87          1.22
    20          1.07          1.72      50        2.19          2.48      80        0.82          1.14
    21          1.11          1.77      51        2.17          2.47      81        0.76          1.07

    22          1.16          1.82      52        2.16          2.47      82        0.71          1.01
    23          1.20          1.86      53        2.15          2.46      83        0.67          0.95
    24          1.25          1.91      54        2.13          2.46      84        0.62          0.89
    25          1.30          1.95      55        2.12          2.45      85        0.58          0.83
    26          1.35          1.99      56        2.10          2.44      86        0.56          0.78
    27          1.40          2.04      57        2.09          2.44      87        0.54          0.73
    28          1.46          2.08      58        2.08          2.43      88        0.52          0.68
    29          1.51          2.12      59        2.07          2.43      89        0.50          0.64
                                                                          90        0.50          0.63

* The negative Number of Target Premiums produces a negative Deferred Sales Charge. When combined with the Deferred Underwriting Charge, the negative Deferred Sales Charge reduces the total surrender charge.

The maximum deferred sales charge will be in effect for at least the first five years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured until, at the end of the Surrender Charge Period, there is no deferred sales charge. The table to be used to reduce the applicable deferred sales charge during the Surrender Charge Period is set forth in Table 1 above. The applicable table will be set forth in each Policy and the policyowner will be informed of the table to be used in connection with sales charges on increases in face amount.

In order to determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "guideline annual premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

The following example illustrates how deferred underwriting and deferred sales charges are calculated using data from Tables 1 and 2 above.

Assume a 36-year-old male (standard risk), whose Policy was issued at age 30, and who has paid $9,000 in premiums under a Policy with a Target Premium of $593 and a face amount of $100,000, surrenders his Policy during the last month of the sixth policy year.

A deferred underwriting charge of $405 will be assessed. The maximum deferred underwriting charge of $450 ($4.50 per $1,000 of face amount x 100) will be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the sixth policy year [90% x ($4.50 x 100) = $405].

A deferred sales charge of $573.73 will also be assessed. According to Table 2, the maximum number of Target Premiums subject to the deferred sales charge for a person who was 30 years old when his or her Policy with a face amount less than $250,000 was issued would be 2.15. Thus $1,274.95 (2.15 x $593) will be the maximum amount of premiums subject to the 50% sales charge, producing a maximum sales charge of $637.46 (50% x $1,274.95 = $637.49). Because the surrender occurs during the last month of the sixth policy year, only 90% (from the Table 1 for issue age 30) of the maximum sales charge remains applicable [90% x (.50 x
2.15 x $593) = $573.73].

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

                  (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount , and

                  (ii) is the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.

We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be canceled based on the value of such units determined at the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, we will reduce the face amount of the Policy. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under INSURANCE BENEFIT -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase, in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under INSURANCE BENEFIT -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a pro-rata deferred underwriting charge or a pro-rata deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced proportionately.

We will calculate the remaining deferred underwriting charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where

                  (a) is the grading percentage applicable to the life insured's issue age and Policy duration;

                  (b) is the grading percentage applicable to the life insured's issued age at the time of the last face amount decrease or partial withdrawal; and

                  (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred underwriting charge deducted for that face amount decrease or partial withdrawal.

We will calculate the remaining deferred sales charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by
(c), where:

                  (a) is the grading percentage applicable to the Policy duration;

                  (b) is the grading percentage at the time of the last face amount decrease or partial withdrawal; and

                  (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

Until the sum of premiums paid equals or exceeds the number of Target Premiums subject to deferred sales charge multiplied by the Target Premium, subsequent premium payments will increase the remaining deferred sales charge.

MONTHLY DEDUCTIONS

Each month we make a deduction from Policy Value consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see OTHER PROVISIONS -- "Supplementary Benefits"). We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

ADMINISTRATION CHARGE

The monthly administration charge is $35 until the first anniversary and, thereafter, $10 (the right is reserved to increase the administration charge by an additional amount up to $.01 per $1,000 of face amount per month). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

                  -        the life insured's issue age,

                  -        the duration of the coverage,

                  -        sex, and

                  -        risk class.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age. Any additional ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an additional rating applicable to the life insured. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at a rate of

         - 0.075% through the later of the tenth anniversary of the Policy and your attained age of 60

         -        and, thereafter, 0.0375%.

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated. We estimate that virtually all of the mortality and expense risks charge currently relates to expense risks. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for Federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor. We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See POLICY VALUES -- "Transfers Of Policy Value."

The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects the investment management fees and expenses of the Portfolios which are set forth below. More detailed information concerning these fees and expenses is set forth under the caption "Management of The Trust" in the prospectus for the Trust that accompanies this prospectus.

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)***         ANNUAL EXPENSES
------------------------------------    ---------------       -----------------        -----------------
Pacific Rim Emerging Markets........       0.850%                0.360%                     1.210%
Science & Technology................       1.100%                0.110%                     1.210%
International Small Cap.............       1.100%                0.150%                     1.250%
Aggressive Growth...................       1.000%+               0.090%                     1.090%
Emerging Small Company..............       1.050%                0.050%                     1.100%
Small Company Blend.................       1.050%                0.150%*                    1.200%
Mid Cap Growth......................       0.950%+               0.040%                     0.990%
Mid Cap Stock.......................       0.925%                0.000%*                    0.925%
Overseas............................       0.950%                0.210%                     1.160%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.300%*                    1.300%
Mid Cap Blend.......................       0.850%+               0.050%                     0.900%
Small Company Value.................       1.050%                0.180%                     1.230%
Global Equity.......................       0.900%                0.110%                     1.010%


Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%+               0.130%                     1.005%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%+               0.045%                     0.920%
Real Estate Securities..............       0.700%                0.060%                     0.760%
Value...............................       0.800%                0.050%                     0.850%
Equity Index........................       0.250%                0.150%**                   0.400%**
Growth & Income.....................       0.750%                0.040%                     0.790%
U.S. Large Cap Value................       0.875%                0.100%*                    0.975%
Equity-Income.......................       0.875%+               0.050%                     0.925%
Income & Value......................       0.800%                0.090%                     0.890%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.075%                     0.850%
Global Bond.........................       0.800%                0.110%                     0.910%
Total Return........................       0.775%                0.100%*                    0.875%
Investment Quality Bond.............       0.650%                0.070%                     0.720%
Diversified Bond....................       0.750%                0.140%                     0.890%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.120%                     0.620%
Lifestyle Aggressive 1000#..........           0%                1.110%***                  1.110%
Lifestyle Growth 820#...............           0%                1.000%***                  1.000%
Lifestyle Balanced 640#.............           0%                0.920%***                  0.920%
Lifestyle Moderate 460#.............           0%                0.830%***                  0.830%
Lifestyle Conservative 280#.........           0%                0.720%***                  0.720%

+Management Fees for these portfolios changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:

                           Aggressive Growth Trust            1.050%
                           Mid Cap Growth Trust               1.000%
                           Mid Cap Blend Trust                0.750%
                           Large Cap Growth Trust             0.750%
                           Blue Chip Growth Trust             0.925%
                           Equity Income Trust                0.800%
                           Income & Value Trust               0.750%

*Based on estimates of payments to be made during the current fiscal year.

** Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

*** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC ("MSS") has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.02% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.03% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:


                                          MANAGEMENT        OTHER        TOTAL TRUST
TRUST PORTFOLIO                              FEES          EXPENSES    ANNUAL EXPENSES
--------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........            0%        1.130%         1.130%
Lifestyle Growth 820................            0%        1.020%         1.020%
Lifestyle Balanced 640..............            0%        0.940%         0.940%
Lifestyle Moderate 460..............            0%        0.850%         0.850%
Lifestyle Conservative 280..........            0%        0.750%         0.750%

# Each Lifestyle Trust will bear its own pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, MSS is currently paying those expenses as described in footnote (***) above.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See POLICY VALUES -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

Unless the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and at the beginning of each of the two policy months thereafter, based on the Policy Value at the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value as of the date of default less the monthly deductions then due. If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

      (a) The life insured's risk class is standard or preferred; and

      (b) The life insured's attained age is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) You must not have been surrendered the Policy for its Net Cash Surrender Value;

         (b) You furnish to us satisfactory evidence of the life insured's insurability;

         (c) You pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

         (d) You repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex.

SUICIDE EXCLUSION. If the life insured dies by suicide within two years from the issue date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Policy Debt. If the life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

CONVERSION PRIVILEGE. You may effectively convert your policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Policy Value, other values based thereon and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of conversion.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned Policies, permitting a change of the life insured. You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. We will deduct the cost of any supplementary benefits as part of the monthly deduction. See POLICY VALUES -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months; otherwise we may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading on the New York Stock Exchange is otherwise restricted; or (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of policyowners. Also, we may deny transfers in the circumstances stated in clauses (i), (ii) and (iii) above and in the circumstances previously set forth. See POLICY VALUES --"Transfers Of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each policy anniversary, we will send you a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.

Within 10 days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

We also reserve the right to combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable Federal and New York state law.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of New York. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the addition of an accelerated death benefit rider, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy during the first seven years, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, we will retest the Policy for compliance retroactive to the date of the material change. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loans taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

OUR TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any Federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

MSS is a Delaware limited liability company organized on October 1, 1997, with its principal offices located at 73 Tremont Street, Boston, Massachusetts 02108. MSS acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. MSS is a subsidiary of Manulife North America, the ultimate parent entity of which is Manulife. MSS is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as our insurance agent. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with MSS who are also licensed by the New York State Insurance Department and appointed with us. The gross first-year compensation paid by us, consisting of commission, expense allowance and General Agent Override, if applicable will not exceed 99% of premiums paid up to the Target Premium and a total of 3% on the excess thereof. Additionally, we may pay renewal compensation consisting of commissions and expense allowance, totaling 3% of premiums paid in years two to 15, and 2% thereafter, plus 0.15% of the Policy Value per annum after the third anniversary

RESPONSIBILITIES ASSUMED BY US AND MSS

We have entered into an agreement with MSS pursuant to which MSS will pay selling broker dealers maximum commission and expense allowance payments pursuant to limitations imposed by New York Insurance Law. We will prepare and maintain all books and records required to be prepared and maintained by MSS with respect to the Policies, and send all confirmations required to be sent by MSS with respect to the Policies. We will pay MSS for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife has also entered into a Service Agreement with us pursuant to which Manulife or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, we may, from time to time at our sole discretion, enter into one or more reinsurance agreements with other life insurance companies, under which policies issued by us may be automatically reinsured, such that our total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of a particular Portfolio of the Trust. We are the legal owner of those shares and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio of the Trust. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable Federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for such action in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANULIFE NEW YORK

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:

                            Position with
Name                        the Company       Principal Occupation
----------------------------------------------------------------------------------------------------------------
Bruce Avedon                Director*         Director, MNY, March 1992 to present; Consultant (self-employed)
Age: 70                                       September 1983 to present.

Thomas Borshoff             Director*         Director, MNY, February 1999 to present; Self-employed, Real Estate
Age: 51                                       Owner/Manager; Chief Executive Officer and Chairman, First Federal
                                              Savings and Loan of Rochester, 1983 to 1997.

John D. DesPrez III         Director*         Executive Vice President, U.S. Operations, Manulife Financial,
Age: 42                                       January 1999 to present; Director, WLA, October 1996 to present;
                                              Director, September 1996 to present and Chairman of the Board,
                                              January 1999 to present, of MNA; President, MNA, September 1996 to
                                              December 1998; President, MIT September 1996 to present; Senior
                                              Vice President, U.S. Annuities, Manulife Financial, September 1996
                                              to December 1998; Vice President, Mutual Funds, Manulife Financial,
                                              January 1995 to September 1996; Director, MWL, December 1995 to
                                              present; Director, Wood Logan Distributors, March 1993 to
                                              present; President, North American Funds, March 1993 to September
                                              1996; Director, MNY, March 1992 to present; Vice President, Secretary and General Counsel, MNA, January 1991 to June 1994.

Ruth Ann Flemming           Director*         Director, MNY, March 1992 to present; Attorney, consulting services
Age: 40                                       and pro bono activities.

Tracy A. Kane               Secretary and     Secretary and Counsel, MNY, May 1994 to present; Assistant Vice

Age: 37                     Counsel           President and Senior Counsel, MNA, April 1993 to present; Counsel,
                                              Fidelity Investments, prior to April 1993.

Theodore F. Kilkuskie       Director*         Senior Vice President, U.S. Annuities, Manulife Financial, January
Age: 43                                       1999 to present; President, MNA, January 1999 to present; Director,
                                              MNY, November 1997 to present; Senior Vice President, U.S.
                                              Individual Insurance, Manulife Financial, August 1998 to December
                                              1998; Director, The Manufacturers Life Insurance Company of America
                                              ("ManAmerica"), May 1996 to present; Director, MWL, April 1996 to present; Vice President, U.S. Individual Insurance, Manulife
                                              Financial, June 1995 to February 1998; Executive Vice President,
                                              Mutual Fund Sales & Marketing, State Street Research &
                                              Management, March 1994 to June 1995.

David W. Libbey             Treasurer         Vice President, Treasurer and Chief Financial Officer, MNA, December
Age: 52                                       1997 to present; Treasurer, MNY, November 1997 to present; Vice
                                              President, Finance, MNA, June 1997 to December 1997; Vice President,
                                              Finance, Annuities, Manulife Financial, June 1997 to present;
                                              Vice President & Actuary, Paul Revere Insurance Group, June 1970
                                              to March 1997.

A. Scott Logan              Director* and     Director and President, MNY, February 1998 to present; Director,
Age: 59                     President         MWL, December 1995 to present; Director, Wood Logan Distributors,
                                              July 1990 to present; Director and President, WLA, August 1986 to present.

James O'Malley              Director*         Senior Vice President, U.S. Pensions, Manulife Financial, January
Age: 52                                       1999 to present; Director, MNY, November 1998 to present; Director,
                                              ManAmerica, November 1998 to present; Vice President, Systems
                                              New Business Pensions, Manulife Financial, 1984 to December 1998.

Neil M. Merkl, Esq.         Director*         Director, MNY, December 1995 to present; Attorney (self-employed),
Age: 67                                       April 1994 to present; Attorney, Wilson Elser, 1979 to 1994.

John Richardson             Director and      Senior Executive Vice President, Manulife Financial, January 1999
Age: 61                     Chairman of       to present; Executive Vice President, U.S. Operations, Manulife
                            the Board of      Financial, November 1997 to December 1998; Chairman of the Board,
                            Directors*        MWL, April 1997 to present; Director, March 1997 to present and
                                              Chairman of the Board, March 1997 to December 1998, MNA; Director
                                              and Chairman of the Board, MNY, November 1996 to present;
                                              Director, MWL, December 1995 to present; Director and Chairman of the Board, ManAmerica, January 1995 to present; Senior Vice
                                              President and General Manager, U.S. Operations, Manulife
                                              Financial, January 1995 to October 1997; Senior Vice President and
                                              General Manager, Canadian Operations, Manulife Financial,
                                              June 1992 to December 1994.

James K. Robinson           Director*         Director, MNY, March 1992 to present; Retired; Attorney and
Age: 71                                       Assistant Secretary, Eastman Kodak Company, 1958 to 1991.

John G. Vrysen              Vice              Chief Financial Officer and Treasurer, MWL, January 1996 to
Age: 43                     President and     present; Vice President and Chief Financial Officer, U.S.
                            Chief             Actuary Operations, Manulife Financial, January 1996 to
                                              present; Appointed Actuary, ManAmerica, May 1996 to present;
                                              Director, MWL, December 1995 to present; Vice President and Chief
                                              Actuary, MNY, March 1992 to present; Director, MNY, March 1992 to February 1998; Vice President and Chief Actuary, MNA, January
                                              1986 to present.

*Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

STATE REGULATIONS

We are subject to regulation and supervision by the New York Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office.


INDEPENDENT AUDITORS

The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

IMPACT OF YEAR 2000

The Company makes extensive use of information systems in the operations of its various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. The Company also uses software and information systems provided by third parties in its accounting, business and investment systems.

The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

The systems used by the Company have been assessed as part of a comprehensive written plan conducted by the Company's ultimate parent company, The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manulife Financial"), to ensure that computer systems and processes of Manulife Financial will continue to perform through the end of this century and into the next.

In 1996, in order to make Manulife Financial's systems Year 2000 compliant, a program was instituted to modify or replace both Manulife Financial's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical,

(ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, the Company has completed certification. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect the Company are expected to be compliant by the end of the first quarter in 1999. Management believes that the Company's non-critical systems will be Year 2000 compliant by the end of the first quarter 1999.

In addition to efforts directed at Manulife Financial's own systems, Manulife Financial is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manulife Financial's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities.

Manulife Financial recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manulife Financial's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manulife Financial's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries, including the Company. A contingency plan concerning the Company is targeted for completion by the end of the first quarter of 1999.

Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manulife Financial's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manulife Financial's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on the Company's operations, customer relations or financial condition. Manulife Financial estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. A proportional amount of the total cost will be allocated to the Company and is not expected to have a material effect on the Company's net operating income.

FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies. No financial statements for the Separate Account are included herein, because, as of December 31, 1998, the Separate Account had no assets or liabilities.

                              FINANCIAL STATEMENTS
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF NEW YORK

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS



Report of Independent Auditors........................................
Audited Financial Statements..........................................
Balance Sheets........................................................
Statements of Income..................................................
Statements of Changes in Shareholder's Equity.........................
Statements of Cash Flows..............................................
Notes to Financial Statements.........................................

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company and hereinafter referred to as the Company) as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 1998 in conformity with generally accepted accounting principles.




Boston, Massachusetts
FEBRUARY 22, 1999                                   ERNST & YOUNG LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
BALANCE SHEETS


As at December 31
ASSETS  ($ thousands)                                                     1998            1997
--------------------------------------------------------------------------------------------------
INVESTMENTS
   Fixed maturity securities available-for-sale, at fair value
     (note 3)                                                         $  125,088        $  129,151
   (amortized cost:  1998 $120,902; 1997 $126,714)
   Investment in unconsolidated affiliate                                    175              --
   Policy loans                                                              552               398
   Short-term investments                                                 10,032             9,998
                                                                      ----------        ----------
TOTAL INVESTMENTS                                                     $  135,847        $  139,547
                                                                      ----------        ----------
Cash and cash equivalents                                             $    5,946        $    1,431
Accrued investment income                                                  3,073             2,401
Deferred acquisition costs (note 4)                                       36,831            28,364
Other assets                                                               1,834               231
Separate account assets                                                  833,693           597,193
                                                                      ----------        ----------
TOTAL ASSETS                                                          $1,017,224        $  769,167
                                                                      ----------        ----------

 LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)

LIABILITIES:
   Policyholder liabilities and accruals                              $   94,492        $   86,611
   Payable to affiliates                                                   4,114             4,345
   Deferred income taxes (note 5)                                          3,615             2,269
   Other liabilities                                                       1,943               987
   Separate account liabilities                                          833,693           597,193
                                                                      ----------        ----------
TOTAL LIABILITIES                                                     $  937,857        $  691,405
                                                                      ----------        ----------
SHAREHOLDER'S EQUITY:
   Common stock (note 6)                                              $    2,000        $    2,000
   Additional paid-in capital                                             72,706            72,531
   Retained earnings                                                       3,209             2,136
   Accumulated other comprehensive income                                  1,452             1,095
                                                                      ----------        ----------
TOTAL SHAREHOLDER'S EQUITY                                            $   79,367        $   77,762
                                                                      ==========        ==========
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $1,017,224        $  769,167
                                                                      ==========        ==========

See accompanying notes

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
Statements of Income

FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                           1998           1997           1996
---------------------------------------------------------------        -------        -------        -------
REVENUES:
     Fees from separate accounts and policyholder liabilities          $10,961        $ 7,395        $ 4,762
     Net investment income (note 3)                                      9,786          6,717          5,224
     Net realized investment gains                                         713            769             89
                                                                       -------        -------        -------
TOTAL REVENUE                                                          $21,460        $14,881        $10,075
                                                                       =======        =======        =======
BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                  $ 4,603        $ 4,747        $ 4,189
     Amortization of deferred acquisition costs (note 4)                 4,849          3,393          2,319
     Other insurance expenses                                           10,359          5,845          1,192
                                                                       -------        -------        -------
TOTAL BENEFITS AND EXPENSES                                            $19,811        $13,985        $ 7,700
                                                                       -------        -------        -------
INCOME BEFORE INCOME TAXES                                             $ 1,649        $   896        $ 2,375
                                                                       -------        -------        -------
INCOME TAXES (NOTE 5)                                                  $   576        $   310        $   833
                                                                       -------        -------        -------
NET INCOME                                                             $ 1,073        $   586        $ 1,542
                                                                       -------        -------        -------

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                        ACCUMULATED
                                                                                           OTHER          TOTAL
                                             COMMON       ADDITIONAL      RETAINED     COMPREHENSIVE  SHAREHOLDER'S
  ($ thousands)                               STOCK    PAID-IN CAPITAL    EARNINGS        INCOME         EQUITY
  ----------------------------------------------------------------------------------------------------------------
  Balance at January 1, 1996                  $2,000        $ 11,500       $     8       $  1,704       $   15,212
  Capital contribution                                        13,300                                        13,300
  Comprehensive income (note 2)                                              1,542         (1,285)             257
  ----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1996                  $2,000        $ 24,800       $ 1,550       $    419       $   28,769
  Capital contribution                                        47,731                                        47,731
  Comprehensive income (note 2)                                                586            676            1,262
  ----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1997                  $2,000        $ 72,531       $ 2,136       $  1,095       $   77,762
  Capital contribution                                           175                                           175
  Comprehensive income (note 2)                                              1,073            357            1,430
  ----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1998                  $2,000        $ 72,706       $ 3,209       $  1,452       $   79,367
  =================================================================================================================


See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                   1998         1997       1996
-----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                $   1,073      $     586      $   1,542
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
     Amortization of bond discount and premium                                  434            333            141
     Net realized investment gains                                             (713)          (769)           (89)
     Provision for deferred income tax                                        1,153            (29)           220
     Amortization of deferred acquisition costs                               4,849          3,393          2,319
     Policy acquisition costs deferred                                      (14,515)       (11,684)        (7,224)
     Return credited to policyholders and other benefits                      4,603          4,747          4,189
     Changes in assets and liabilities:
         Accrued investment income                                             (672)          (873)            (7)
         Other assets                                                        (1,603)           (80)           196
         Payable to affiliates                                                 (231)         2,328            865
         Other liabilities                                                      956            115           (153)
-----------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by operating activities                       $  (4,666)     $  (1,933)     $   1,999
-----------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                         $  30,591      $  59,307      $  31,659
Fixed maturity securities purchased                                         (24,500)      (103,383)       (41,409)
Net change in short-term investments                                            (34)        (6,011)        (3,985)
Policy loans advanced, net                                                     (154)          (215)          (116)
-----------------------------------------------------------------------------------------------------------------
Cash provided by (used in) investing activities                           $   5,903      $ (50,302)     $ (13,851)
-----------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder funds                         14,212         17,212         18,408
Return of policyholder funds                                                (10,934)       (15,382)       (24,676)
Change in notes payable                                                        --             --           (2,000)
Capital contribution by parent                                                 --           47,731         13,300
-----------------------------------------------------------------------------------------------------------------
Cash provided by financing activities                                     $   3,278      $  49,561      $   5,032
-----------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                           4,515         (2,674)        (6,820)
Balance, beginning of year                                                    1,431          4,105         10,925
-----------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                      $   5,946      $   1,431      $   4,105
=================================================================================================================

See accompanying notes

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (First North American Life Assurance Company prior to October 1, 1997, and hereinafter referred to as "the Company"), is a stock life insurance company which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department ("the Department") granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as "MNA"), which is in turn a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. ("MWL"). MWL is 62.5% owned by The Manufacturers Life Insurance Company
         (USA) (ManUSA), 22.5% by MRL Holding, LLC, ("MRL") and 15% by minority interest shareholders. ManUSA and MRL are indirectly wholly-owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company.

         The Company issues individual and group annuity, 401(k) and individual life insurance contracts (collectively, the contracts) in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of the various portfolios of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

         Prior to October 1, 1997, the Company sold and administered only a combination fixed and variable annuity products. On October 21, 1997, the Company received approval from the Department for a revised plan of operations which expanded its product offerings. MNA contributed $47,731 to the Company in support of the revised plan of operations.

         Prior to October 1, 1997, NASL Financial Services Inc. ("NASL Financial"), an affiliate of the Company, acted as investment adviser to MIT and as principal underwriter of the annuity contracts issued by the Company. Effective October 1, 1997, Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial, replaced NASL Financial as the investment advisor to MIT and as the principal underwriter for the variable contracts and sole distributor of all contracts issued by the Company.

         Prior to October 1, 1997, Wood Logan Associates Inc. ("WLA"), a subsidiary of MWL, acted as the promotional agent for the sale of the Company's contracts. Since October 1, 1997, marketing services for the sale of all contracts issued by the Company and other services are provided by certain affiliates of the Company pursuant to an Administrative Services Agreement and an Investment Services Agreement, between the Company and Manulife Financial. Currently, services are provided by Manulife Financial, WLA, MNA, and ManUSA.

         On October 31, 1998, the Company received a 10% interest in the members' equity of MSS from MNA, the managing member of MSS. The Company treated the receipt of its equity interest as a contribution to paid-in capital of $175.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

      i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

         Total comprehensive income was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($ thousands)                                                         1998        1997         1996
         ----------------------------------------------------------------     -------      -------      -------
         NET INCOME                                                           $ 1,073      $   586      $ 1,542
         ----------------------------------------------------------------     -------      -------      -------
         OTHER COMPREHENSIVE INCOME, NET OF TAX:
           Unrealized holding gains (losses) arising during the year              820        1,176       (1,227)
             Less:
            Reclassification adjustment for realized gains included in
         net income                                                              (463)        (500)         (58)
         ----------------------------------------------------------------     -------      -------      -------
         Other comprehensive income (loss)                                        357          676       (1,285)
         ----------------------------------------------------------------     -------      -------      -------
         COMPREHENSIVE INCOME                                                 $ 1,430      $ 1,262      $   257
         ----------------------------------------------------------------     =======      =======      =======

          Other comprehensive income (loss) is reported net of taxes of $192, $364, and ($692) for 1998, 1997, and 1996, respectively.

     ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports three business segments:
          Variable Annuities; Savings and Retirement Services; Individual Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Savings and Retirement Services segment offers 401(k) products to customers in the State of New York. The Individual Life Insurance segment offers traditional non-participating life insurance to the New York market. The Savings and Retirement Services segment was launched in mid - 1998 and the Individual Life Insurance segment was launched in late 1997. Both these segments are considered to be in the start-up phase. No significant assets or revenues have been generated to date in these two segments. Start-up costs, on a pre-tax basis, reported for these two segments totaled approximately $534 and $2,399, respectively in 1998 and $1,551 for the Individual Life Insurance segment in 1997. The following is a summary of the contribution to net income of the three business segments:

          FOR THE YEARS ENDED DECEMBER 31
           ($ thousands)                                               1998         1997         1996
         --------------------------------------------------------     -------      -------     -------
         Annuities                                                    $ 2,623      $ 1,594     $ 1,542
         Savings and Retirement Services                                 --           --          (318)
         Life Insurance                                                (1,008)        --        (1,232)
         --------------------------------------------------------     -------      -------     -------
         NET INCOME                                                   $ 1,073      $   586     $ 1,542
         --------------------------------------------------------     =======      =======     =======

      c) INVESTMENTS

         The Company classifies all of its fixed maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         The cost of fixed maturity securities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

         For the mortgage-backed bond portion of the fixed maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances which approximate fair value.

         Short-term investments which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost which approximates fair value.

      d) CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

      e) DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with variable annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed. To date, the DAC balance is primarily attributable to the variable annuity segment.

      f) POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities equal the policyholder account value for the fixed portion of variable annuity contracts and for investment pension contracts with no substantial mortality risk. Account values are increased for deposits received and interest credited and are reduced by withdrawals. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

      g) SEPARATE ACCOUNTS

         Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other shareholders. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

      h) REVENUE RECOGNITION

         Fee income from separate accounts, variable annuity contracts and investment pension contracts consists of charges for mortality, expenses and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due and currently are included in Fees from Separate Accounts and Policyholder Liabilities in the statements of income. Investment income is recorded as revenue when due.

      i) POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

      j) INCOME TAXES

         Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

3.       INVESTMENTS AND INVESTMENT INCOME

      a) FIXED MATURITY SECURITIES

         At December 31, 1998 and 1997, all fixed maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                    GROSS           GROSS
                                           AMORTIZED COST        UNREALIZED       UNREALIZED        FAIR VALUE
         AS AT DECEMBER 31,                                         GAINS           LOSSES
         ($ thousands)                       1998       1997      1998        1997       1998      1997          1998      1997
         ------------------------------   --------   --------   --------   --------    -------    --------    --------   --------
         U.S. government                  $ 11,018   $  7,422   $    591   $    284   $(    15)   $           $ 11,594   $  7,706
                                                                                                                         --------
         Corporate securities               99,696    108,682      3,321      1,879        (35)        (23)    102,982    110,538
         Mortgage-backed securities          6,680      5,016        125         69        (21)       --         6,784      5,085
         Foreign governments                 2,449       --          111       --         --          --         2,560       --
         States/political subdivisions       1,059      5,594        109        228       --          --         1,168      5,822
         ------------------------------   --------   --------   --------   --------   --------    --------    --------   --------
         Total fixed maturity             $120,902   $126,714   $  4,257   $  2,460   $(    71)   $(    23)   $125,088   $129,151
           securities
         ------------------------------   ========   ========   ========   ========   ========    ========    ========   ========

         Proceeds from sales of fixed maturity securities during 1998 were $17,985 (1997 $45,217; 1996 $6,559). Gross gains of $715 and gross losses of $2 were realized on those sales (1997 $772 and $3; 1996 $91 and $2 respectively).

         The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                                    AMORTIZED COST           FAIR VALUE
         ---------------------------------------------------------------------------------------------------
         FIXED MATURITY SECURITIES
            One year or less                                                  $ 13,083               $13,117
            Greater than 1; up to 5 years                                       61,861                63,525
            Greater than 5; up to 10 years                                      21,812                22,807
            Due after 10 years                                                  17,466                18,855
            Mortgage-backed securities                                           6,680                 6,784
         ---------------------------------------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES                                      $120,902              $125,088
         ===================================================================================================

        Fixed maturity securities with a fair value of $410 and $414 at December 31, 1998 and 1997, respectively, were on deposit with, or in custody accounts on behalf of, New York State Insurance Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                              1998               1997              1996
         ----------------------------------------------------------------------------------------------------
         Fixed maturity securities                                $8,338            $ 6,343            $4,476
         Other invested assets                                       830
         Short-term investments                                      762                477               873
         ----------------------------------------------------------------------------------------------------
         Gross investment income                                   9,930              6,819             5,349
         ----------------------------------------------------------------------------------------------------
         Investment expenses                                        (144)              (102)             (125)
         ----------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                    $9,786            $ 6,717            $5,224
         ====================================================================================================

4.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                               1998                1997             1996
         ------------------------------------------------------------------------------------------------------
         Balance at January 1,                                $    28,364         $    20,208       $     15,919
         Capitalization                                            14,515              11,684            7,224
         Amortization                                              (4,849)             (3,393)           (2,319)
         Effect of net unrealized gains
              on securities available for sale                     (1,199)               (135)             (616)
         ------------------------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                               $    36,831         $    28,364       $   20,208
         ======================================================================================================

5.       INCOME TAXES

         The components of income tax expense were as follows:
         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                               1998               1997               1996
         ------------------------------------------------------------------------------------------------------
         Current expense (benefit)                              $    (577)              $339               $613
         Deferred expense (benefit)                                 1,153                (29)               220
         ------------------------------------------------------------------------------------------------------
         TOTAL EXPENSE                                          $    576                $310               $833
         ======================================================================================================


         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred tax liability are as follows:


         AS AT DECEMBER 31
         ($ thousands)                                                             1998        1997
         -------------------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
            Asset reserves                                                        $   389    $    92

         -------------------------------------------------------------------------------------------
         Total deferred tax assets                                                    389         92
         -------------------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                                             (2,203)    (1,135)
            Reserves                                                                              (4)
            Unrealized gains on securities available-for-sale                        (784)      (589)
            Other                                                                  (1,017)      (633)
         Total deferred tax liabilities                                            (4,004)    (2,361)
         -------------------------------------------------------------------------------------------
         NET DEFERRED TAX LIABILITY                                               $(3,615)   $(2,269)
         ===========================================================================================

         The Company participates as a member of the MWL affiliated group, filing a consolidated federal income tax return. The Company files a separate New York State return.

         The method of allocation between the companies is subject to a tax sharing agreement under which the tax liability is allocated to each member of the group on a pro-rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to the Company will not be more than the Company would have paid on a separate return basis. Settlement of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates which is settled periodically.

         The Company made estimated tax payments of $1,121 in 1998 and $531 and $0 in 1997 and 1996, respectively.

6.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

         AS AT DECEMBER 31:
         ($ thousands)                                              1998      1997
         --------------------------------------------------------------------------
         AUTHORIZED, ISSUED AND OUTSTANDING:
             2,000,000 Common shares, Par value $1                $2,000    $2,000
         --------------------------------------------------------------------------

         The net assets of the Company available for the Parent as dividends are generally limited to and cannot be made except from earned statutory-basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         The aggregate statutory capital and surplus of the Company at December 31, 1998 was $62,881 (1997 $68,336). The aggregate statutory net income
         (loss) of the Company for the year ended 1998 was ($5,678) (1997 ($1,562); 1996 $231). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserves.

7.       REINSURANCE

         The Company has entered into reinsurance agreements with various reinsurers to reinsure any face amounts in excess of $100 for its traditional non-participating insurance product. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there have been no reinsurance recoveries under these agreements.

8.       RELATED-PARTY TRANSACTIONS

         The Company utilizes various services administered by Manulife Financial and affiliates such as legal, personnel, investment accounting and other corporate services. Prior to October 1, 1997, Manulife Financial and MNA charged the Company for those services. In the first nine months of 1997 and for the full year 1996, Manulife Financial and MNA charged the Company approximately $623 and $661, respectively. Effective October 1, 1997, pursuant to a new Plan of Operations, all intercompany expenses were billed through Manulife Financial. For the year ended December 31, 1998 and for the fourth quarter of 1997, Manulife Financial billed the Company expenses of $4,685 and $869, respectively. At December 31, 1998 and 1997, the Company had a net liability to Manulife Financial of $2,372 and $2,977, respectively, for those services.

         For the nine months ended September 30, 1997 and for the full year 1996, the Company paid underwriting commissions to NASL Financial of $8,421 and $7,050, respectively. NASL Financial then reimbursed Wood Logan for promotional agent services. Effective October 1, 1997, MSS replaced NASL Financial as underwriter. Thereafter, all commissions were paid to MSS by the Company, and Wood Logan marketing services were paid by Manulife Financial who was then reimbursed by the Company. Underwriting commissions and marketing services expense of $17,838 and $4,431, respectively, were incurred during the year ended December 31, 1998 and the fourth quarter of 1997. At December 31, 1998 and 1997, the Company had a net liability of $799 and $1,368, respectively, for these services.

         The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 5 10 and 13 for additional related-party transactions).

9.       BORROWED MONEY

         The Company has an unsecured line of credit with State Street Bank and Trust in the amount of $5,000, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advancements under the line of credit at December 31, 1998 and 1997.

10.      EMPLOYEE BENEFITS

      a) RETIREMENT PLAN

         Prior to July 1, 1998, the Company and MNA participated in a non-contributory defined benefit pension plan (the " Nalaco Plan") sponsored by Manulife Financial, covering its employees. A similar plan (the "Manulife Plan") also existed for ManUSA. Both plans provided pension benefits based on length of service and final average earnings. Vested benefits are fully funded; current pension costs are funded as they accrue.

         Effective July 1, 1998, the Nalaco Plan was merged into the Manulife Plan as approved by the Board of Directors of Manulife Financial. The merged plan was then restated as a cash balance pension plan entitled, "The Manulife Financial U.S. Cash Balance Pension Plan" ("Cash Balance Plan"). Participants in the two prior plans ceased accruing benefits under the old plan effective June 30, 1998, and became participants in the Cash Balance Plan on July 1, 1998. Also effective July 1, ManUSA became the sponsor of the Cash Balance Plan. Each participant who was a participant in one of the prior plans received an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the prior plan, using Pension Benefit Guaranty Corporation rates. Future contribution credits under the Cash Balance Plan vary by service, and interest credits are a function of interest rate. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Cash Balance Plan is a life annuity with various optional forms available.

         Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 1998, 1997, or 1996 because the plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 1998, the projected benefit obligation based on an assumed interest rate of 6.5 percent was $51,757; and the fair value of plan assets invested in ManUSA's general fund deposit administration insurance contracts and in an investment portfolio of equities and fixed income securities managed by an affiliate were $52,541 and $32,145, respectively.

      b) 401(k) PLAN

         Prior to July 1, 1998, the Company also participated in a defined contribution plan sponsored by MNA, the North American Security Life 401(k) Savings Plan ("NASL 401(k)"), which was subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). A similar plan, the Manulife Financial 401k Savings Plan, also existed for employees of ManUSA. These two plans were effectively merged on July 1, 1998 into one defined contribution plan, sponsored by ManUSA, as approved by the Board of Directors on March 26, 1998. The costs associated with the plan were charged to the Company and were not material.

      c) POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of MNA which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost to the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, ManUSA.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31, 1998 were as follows:

                                                 DECEMBER 31, 1998        DECEMBER 31, 1997
                                      --------------------------------------------------------
                                         CARRYING        FAIR             CARRYING       FAIR
                                          VALUE          VALUE             VALUE        VALUE
                                      --------------------------------------------------------
        Assets:
         Fixed maturity securities      $125,088          $125,088        $129,151    $129,151
         Short-term investments           10,032            10,032           9,998       9,998
         Policy loans                        552               552             398         398
         Cash and cash equivalents         5,946             5,946           1,431       1,431


         Liabilities:
         Policyholder liabilities and
         accruals                         94,492            91,113          86,611      81,715

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed Maturity Securities: Fair values for fixed maturity securities are obtained from an independent pricing service.

         Short-Term Investment and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policy Loans:  Carrying values approximate fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability.


12.      LEASES

         The Company leases office space under an operating lease agreement which expires in 1999 and is subject to a renewal option at market rates prevailing at the time of renewal. For the years ended December 31, 1998 and 1997, the Company incurred rent expense of $95 and $84, respectively. The minimum lease payments associated with the office space are $61 in 1999.

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, Manulife Financial has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

15.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of the Trusts' expenses, which is approximately 0.949% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.944%, 4.999% and 10.942%. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trusts and the expense limitation in effect for the Equity Index Trust. In the absence of such expense reimbursement and expense limitation, the average of the Portfolios current expenses would have been .853% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.949%, 4.994 % and 10.938%. The expense reimbursements for the Lifestyle Trusts and the expense limitation for the Equity Index Trust remained in effect during the fiscal year ended December 31, 1998 and are expected to remain in effect during the fiscal year ended December 31, 1999. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                              0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                          Gross Investment Return          Gross Investment Return               Gross Investment Return

End Of      Accumulated     Policy    Cash     Death        Policy     Cash        Death       Policy        Cash        Death
Policy       Premiums (2)   Value   Surrender  Benefit      Value    Surrender     Benefit      Value     Surrender      Benefit
  Year (1)                          Value(3)                         Value (3)                             Value (3)
         1        6,258     4,614         0  500,000        4,925           0     500,000        5,238            8      500,000
         2       12,829     9,408     2,930  500,000       10,324       3,847     500,000       11,279        4,802      500,000
         3       19,728    14,070     7,593  500,000       15,899       9,422     500,000       17,879       11,402      500,000
         4       26,973    18,598    12,121  500,000       21,652      15,175     500,000       25,089       18,612      500,000
         5       34,579    22,985    16,508  500,000       27,582      21,104     500,000       32,961       26,484      500,000
         6       42,566    27,256    21,426  500,000       33,719      27,889     500,000       41,588       35,758      500,000
         7       50,953    31,374    26,192  500,000       40,035      34,853     500,000       51,009       45,827      500,000
         8       59,758    35,345    30,810  500,000       46,540      42,006     500,000       61,309       56,775      500,000
         9       69,004    39,159    35,273  500,000       53,233      49,347     500,000       72,571       68,684      500,000
        10       78,712    42,823    39,584  500,000       60,126      56,887     500,000       84,898       81,659      500,000
        11       88,906    46,334    43,743  500,000       67,224      64,633     500,000       98,399       95,808      500,000
        12       99,609    49,674    47,730  500,000       74,520      72,577     500,000      113,183      111,240      500,000
        13      110,848    52,842    51,547  500,000       82,020      80,724     500,000      129,385      128,090      500,000
        14      122,648    55,833    55,185  500,000       89,727      89,080     500,000      147,152      146,505      500,000
        15      135,039    58,635    58,635  500,000       97,642      97,642     500,000      166,646      166,646      500,000
        16      148,049    61,242    61,242  500,000      105,768     105,768     500,000      188,052      188,052      500,000
        17      161,709    63,627    63,627  500,000      114,094     114,094     500,000      211,564      211,564      500,000
        18      176,052    65,796    65,796  500,000      122,636     122,636     500,000      237,425      237,425      500,000
        19      191,113    67,728    67,728  500,000      131,387     131,387     500,000      265,892      265,892      500,000
        20      206,927    69,524    69,524  500,000      140,453     140,453     500,000      297,322      297,322      500,000
        21      223,531    71,186    71,186  500,000      149,851     149,851     500,000      332,048      332,048      500,000
        22      240,966    72,536    72,536  500,000      159,453     159,453     500,000      370,252      370,252      540,567
        23      259,272    73,563    73,563  500,000      169,268     169,268     500,000      412,113      412,113      585,200
        24      278,494    74,247    74,247  500,000      179,303     179,303     500,000      457,993      457,993      632,030
        25      298,676    74,553    74,553  500,000      189,553     189,553     500,000      508,295      508,295      681,115
        26      319,868    74,787    74,787  500,000      200,932     200,932     500,000      566,011      566,011      735,815
        27      342,119    74,556    74,556  500,000      212,625     212,625     500,000      629,492      629,492      805,750
        28      365,483    73,796    73,796  500,000      224,632     224,632     500,000      699,307      699,307      881,127
        29      390,016    72,432    72,432  500,000      236,958     236,958     500,000      776,089      776,089      962,351
        30      415,774    71,022    71,022  500,000      250,003     250,003     500,000      860,825      860,825    1,050,207
        31      442,821    69,550    69,550  500,000      263,803     263,803     500,000      954,362      954,362    1,145,234
        32      471,220    67,395    67,395  500,000      278,072     278,072     500,000    1,057,199    1,057,199    1,258,067
        33      501,039    64,495    64,495  500,000      292,860     292,860     500,000    1,170,254    1,170,254    1,380,899
        34      532,349    60,781    60,781  500,000      308,225     308,225     500,000    1,294,538    1,294,538    1,514,609
        35      565,224    56,160    56,160  500,000      324,233     324,233     500,000    1,431,162    1,431,162    1,660,148
        36      599,744    50,339    50,339  500,000      340,893     340,893     500,000    1,581,253    1,581,253    1,818,441
        37      635,989    42,926    42,926  500,000      358,225     358,225     500,000    1,746,500    1,746,500    1,973,545
        38      674,046    33,975    33,975  500,000      376,438     376,438     500,000    1,928,764    1,928,764    2,140,928
        39      714,007    22,745    22,745  500,000      395,558     395,558     500,000    2,129,837    2,129,837    2,321,522
        40      755,965     9,269     9,269  500,000      415,878     415,878     500,000    2,352,196    2,352,196    2,516,850
        41      800,021     0 (4)     0 (4)    0 (4)      437,439     437,439     500,000    2,598,204    2,598,204    2,728,114
        42      846,280                                   460,650     460,650     500,000    2,868,083    2,868,083    3,011,488


        43      894,852                                   485,983     485,983     510,283    3,164,442    3,164,442    3,322,665
        44      945,853                                   512,382     512,382     538,001    3,489,746    3,489,746    3,664,233
        45      999,404                                   539,717     539,717     566,703    3,846,645    3,846,645    4,038,977
        46    1,055,632                                   567,994     567,994     596,394    4,237,955    4,237,955    4,449,853
        47    1,114,671                                   597,210     597,210     627,070    4,666,663    4,666,663    4,899,996
        48    1,176,663                                   627,348     627,348     658,716    5,135,904    5,135,904    5,392,700
        49    1,241,754                                   658,386     658,386     691,305    5,648,978    5,648,978    5,931,427
        50    1,310,100                                   690,301     690,301     724,816    6,209,448    6,209,448    6,519,920
        51    1,381,863                                   723,464     723,464     759,637    6,824,851    6,824,851    7,166,094
        52    1,457,214                                   757,904     757,904     795,799    7,500,358    7,500,358    7,875,376
        53    1,536,333                                   793,691     793,691     833,376    8,242,060    8,242,060    8,654,163
        54    1,619,407                                   830,872     830,872     872,416    9,056,365    9,056,365    9,509,183
        55    1,706,636                                   869,495     869,495     912,970    9,950,321    9,950,321   10,447,837
        56    1,798,225                                   909,446     909,446     954,918   10,929,651   10,929,651   11,476,133
        57    1,894,395                                   951,777     951,777     989,848   12,015,143   12,015,143   12,495,748
        58    1,995,372                                   996,811     996,811   1,026,715   13,221,252   13,221,252   13,617,890
        59    2,101,399                                 1,045,035   1,045,035   1,065,936   14,566,579   14,566,579   14,857,911
        60    2,212,727                                 1,096,865   1,096,865   1,107,834   16,071,112   16,071,112   16,231,823
        61    2,329,621                                 1,152,633   1,152,633   1,152,633   17,756,080   17,756,080   17,756,080
        62    2,452,360                                 1,210,925   1,210,925   1,210,925   19,617,031   19,617,031   19,617,031
        63    2,581,236                                 1,271,856   1,271,856   1,271,856   21,672,344   21,672,344   21,672,344
        64    2,716,556                                 1,335,546   1,335,546   1,335,546   23,942,320   23,942,320   23,942,320
        65    2,858,642                                 1,402,119   1,402,119   1,402,119   26,449,379   26,449,379   26,449,379



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of      Accumulated   Policy    Cash      Death     Policy   Cash      Death         Policy       Cash         Death
Policy      Premiums (2)   Value  Surrender  Benefit    Value   Surrender  Benefit       Value      Surrender      Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)
         1        6,258     4,339         0  500,000     4,636         0   500,000        4,933            0       500,000
         2       12,829     8,864     2,386  500,000     9,734     3,257   500,000       10,641        4,164       500,000
         3       19,728    13,261     6,784  500,000    14,995     8,518   500,000       16,873       10,395       500,000
         4       26,973    17,529    11,051  500,000    20,421    13,944   500,000       23,677       17,200       500,000
         5       34,579    21,660    15,183  500,000    26,011    19,533   500,000       31,104       24,626       500,000
         6       42,566    25,655    19,825  500,000    31,768    25,938   500,000       39,214       33,384       500,000
         7       50,953    29,501    24,320  500,000    37,687    32,506   500,000       48,065       42,883       500,000
         8       59,758    33,204    28,670  500,000    43,779    39,244   500,000       57,737       53,203       500,000
         9       69,004    36,752    32,866  500,000    50,037    46,151   500,000       68,304       64,417       500,000
        10       78,712    40,151    36,912  500,000    56,473    53,235   500,000       79,861       76,622       500,000
        11       88,906    43,384    40,794  500,000    63,080    60,489   500,000       92,499       89,908       500,000
        12       99,609    46,449    44,506  500,000    69,858    67,915   500,000      106,327      104,384       500,000
        13      110,848    49,339    48,043  500,000    76,812    75,516   500,000      121,469      120,173       500,000
        14      122,648    52,050    51,402  500,000    83,944    83,296   500,000      138,061      137,414       500,000
        15      135,039    54,569    54,569  500,000    91,249    91,249   500,000      156,252      156,252       500,000
        16      148,049    56,891    56,891  500,000    98,735    98,735   500,000      176,214      176,214       500,000
        17      161,709    58,991    58,991  500,000   106,384   106,384   500,000      198,126      198,126       500,000
        18      176,052    60,842    60,842  500,000   114,185   114,185   500,000      222,193      222,193       500,000
        19      191,113    62,424    62,424  500,000   122,129   122,129   500,000      248,652      248,652       500,000
        20      206,927    63,704    63,704  500,000   130,199   130,199   500,000      277,767      277,767       500,000
        21      223,531    64,656    64,656  500,000   138,385   138,385   500,000      309,849      309,849       500,000
        22      240,966    65,250    65,250  500,000   146,675   146,675   500,000      345,253      345,253       504,069
        23      259,272    65,470    65,470  500,000   155,072   155,072   500,000      384,192      384,192       545,552
        24      278,494    65,290    65,290  500,000   163,572   163,572   500,000      426,845      426,845       589,046
        25      298,676    64,661    64,661  500,000   172,154   172,154   500,000      473,585      473,585       634,604
        26      319,868    63,835    63,835  500,000   181,635   181,635   500,000      527,200      527,200       685,360
        27      342,119    62,448    62,448  500,000   191,256   191,256   500,000      586,126      586,126       750,241
        28      365,483    60,417    60,417  500,000   200,995   200,995   500,000      650,883      650,883       820,113
        29      390,016    57,645    57,645  500,000   210,826   210,826   500,000      722,048      722,048       895,339
        30      415,774    54,022    54,022  500,000   220,726   220,726   500,000      800,260      800,260       976,318
        31      442,821    49,441    49,441  500,000   230,681   230,681   500,000      886,244      886,244     1,063,493
        32      471,220    43,802    43,802  500,000   240,697   240,697   500,000      980,593      980,593     1,166,905
        33      501,039    36,984    36,984  500,000   250,774   250,774   500,000    1,084,106    1,084,106     1,279,246
        34      532,349    28,852    28,852  500,000   260,923   260,923   500,000    1,197,673    1,197,673     1,401,277
        35      565,224    19,231    19,231  500,000   271,148   271,148   500,000    1,322,262    1,322,262     1,533,824
        36      599,744     7,857     7,857  500,000   281,431   281,431   500,000    1,458,922    1,458,922     1,677,760
        37      635,989     0 (4)     0 (4)    0 (4)   291,753   291,753   500,000    1,609,417    1,609,417     1,818,641
        38      674,046                                302,075   302,075   500,000    1,775,335    1,775,335     1,970,621
        39      714,007                                312,365   312,365   500,000    1,958,532    1,958,532     2,134,800
        40      755,965                                322,612   322,612   500,000    2,161,222    2,161,222     2,312,508
        41      800,021                                332,858   332,858   500,000    2,386,077    2,386,077     2,505,381
        42      846,280                                343,167   343,167   500,000    2,632,863    2,632,863     2,764,506


        43      894,852                                353,631   353,631   500,000    2,903,584    2,903,584     3,048,763
        44      945,853                                364,381   364,381   500,000    3,200,418    3,200,418     3,360,439
        45      999,404                                375,553   375,553   500,000    3,525,693    3,525,693     3,701,978
        46    1,055,632                                387,293   387,293   500,000    3,881,862    3,881,862     4,075,955
        47    1,114,671                                399,787   399,787   500,000    4,271,502    4,271,502     4,485,077
        48    1,176,663                                413,281   413,281   500,000    4,697,290    4,697,290     4,932,154
        49    1,241,754                                428,136   428,136   500,000    5,162,002    5,162,002     5,420,102
        50    1,310,100                                444,902   444,902   500,000    5,668,592    5,668,592     5,952,022
        51    1,381,863                                464,382   464,382   500,000    6,220,229    6,220,229     6,531,240
        52    1,457,214                                487,066   487,066   511,420    6,820,317    6,820,317     7,161,333
        53    1,536,333                                510,408   510,408   535,929    7,472,484    7,472,484     7,846,108
        54    1,619,407                                534,216   534,216   560,927    8,180,663    8,180,663     8,589,696
        55    1,706,636                                558,464   558,464   586,387    8,948,939    8,948,939     9,396,386
        56    1,798,225                                583,116   583,116   612,272    9,781,511    9,781,511    10,270,587
        57    1,894,395                                609,561   609,561   633,944   10,707,823   10,707,823    11,136,136
        58    1,995,372                                638,124   638,124   657,268   11,742,982   11,742,982    12,095,271
        59    2,101,399                                669,191   669,191   682,575   12,905,322   12,905,322    13,163,429
        60    2,212,727                                703,227   703,227   710,260   14,217,255   14,217,255    14,359,428
        61    2,329,621                                740,887   740,887   740,887   15,708,301   15,708,301    15,708,301
        62    2,452,360                                780,252   780,252   780,252   17,355,075   17,355,075    17,355,075
        63    2,581,236                                821,398   821,398   821,398   19,173,843   19,173,843    19,173,843
        64    2,716,556                                864,408   864,408   864,408   21,182,568   21,182,568    21,182,568
        65    2,858,642                                909,365   909,365   909,365   23,401,091   23,401,091    23,401,091



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES



                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash      Death         Policy         Cash         Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender   Benefit      Value      Surrender       Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)
         1       7,823      6,068        93  506,068     6,467       492   506,467        6,866          891       506,866
         2      16,036     12,280     5,803  512,280    13,460     6,982   513,460       14,687        8,210       514,687
         3      24,660     18,325    11,848  518,325    20,681    14,204   520,681       23,230       16,753       523,230
         4      33,716     24,201    17,723  524,201    28,135    21,658   528,135       32,559       26,082       532,559
         5      43,224     29,897    23,420  529,897    35,818    29,340   535,818       42,741       36,264       542,741
         6      53,208     35,442    29,612  535,442    43,763    37,934   543,763       53,885       48,056       553,885
         7      63,691     40,796    35,614  540,796    51,939    46,758   551,939       66,044       60,862       566,044
         8      74,698     45,963    41,429  545,963    60,356    55,822   560,356       79,317       74,783       579,317
         9      86,255     50,935    47,049  550,935    69,010    65,123   569,010       93,804       89,917       593,804
        10      98,391     55,715    52,476  555,715    77,911    74,672   577,911      109,624      106,386       609,624
        11     111,133     60,301    57,710  560,301    87,063    84,472   587,063      126,905      124,314       626,905
        12     124,512     64,672    62,729  564,672    96,452    94,509   596,452      145,767      143,824       645,767
        13     138,560     68,827    67,531  568,827   106,081   104,786   606,081      166,360      165,064       666,360
        14     153,310     72,758    72,110  572,758   115,948   115,300   615,948      188,844      188,196       688,844
        15     168,798     76,450    76,450  576,450   126,045   126,045   626,045      213,388      213,388       713,388
        16     185,061     79,898    79,898  579,898   136,367   136,367   636,367      240,185      240,185       740,185
        17     202,136     83,069    83,069  583,069   146,888   146,888   646,888      269,421      269,421       769,421
        18     220,066     85,968    85,968  585,968   157,616   157,616   657,616      301,338      301,338       801,338
        19     238,891     88,571    88,571  588,571   168,529   168,529   668,529      336,172      336,172       836,172
        20     258,658     90,997    90,997  590,997   179,750   179,750   679,750      374,333      374,333       874,333
        21     279,414     93,247    93,247  593,247   191,292   191,292   691,292      416,151      416,151       916,151
        22     301,207     95,113    95,113  595,113   202,947   202,947   702,947      461,764      461,764       961,764
        23     324,090     96,583    96,583  596,583   214,702   214,702   714,702      511,530      511,530     1,011,530
        24     348,117     97,635    97,635  597,635   226,531   226,531   726,531      565,831      565,831     1,065,831
        25     373,345     98,229    98,229  598,229   238,387   238,387   738,387      625,067      625,067     1,125,067
        26     399,835     98,778    98,778  598,778   251,359   251,359   751,359      692,800      692,800     1,192,800
        27     427,649     98,772    98,772  598,772   264,355   264,355   764,355      767,025      767,025     1,267,025
        28     456,854     98,144    98,144  598,144   277,296   277,296   777,296      848,340      848,340     1,348,340
        29     487,519     96,817    96,817  596,817   290,093   290,093   790,093      937,396      937,396     1,437,396
        30     519,718     95,455    95,455  595,455   303,415   303,415   803,415    1,035,696    1,035,696     1,535,696
        31     553,526     94,042    94,042  594,042   317,266   317,266   817,266    1,144,187    1,144,187     1,644,187
        32     589,025     91,858    91,858  591,858   330,929   330,929   830,929    1,263,169    1,263,169     1,763,169
        33     626,299     88,855    88,855  588,855   344,334   344,334   844,334    1,393,675    1,393,675     1,893,675
        34     665,436     84,980    84,980  584,980   357,403   357,403   857,403    1,536,838    1,536,838     2,036,838
        35     706,531     80,161    80,161  580,161   370,034   370,034   870,034    1,693,893    1,693,893     2,193,893
        36     749,680     74,114    74,114  574,114   381,900   381,900   881,900    1,865,974    1,865,974     2,365,974
        37     794,986     66,477    66,477  566,477   392,576   392,576   892,576    2,054,247    2,054,247     2,554,247
        38     842,558     57,409    57,409  557,409   402,147   402,147   902,147    2,260,547    2,260,547     2,760,547
        39     892,508     46,240    46,240  546,240   409,854   409,854   909,854    2,486,026    2,486,026     2,986,026
        40     944,956     33,189    33,189  533,189   415,808   415,808   915,808    2,732,888    2,732,888     3,232,888
        41   1,000,027     16,680    16,680  516,680   418,275   418,275   918,275    3,001,661    3,001,661     3,501,661
        42   1,057,850      0 (4)     0 (4)    0 (4)   416,637   416,637   916,637    3,294,160    3,294,160     3,794,160

        43   1,118,565                                 412,069   412,069   912,069    3,614,265    3,614,265     4,114,265
        44   1,182,316                                 404,328   404,328   904,328    3,964,747    3,964,747     4,464,747
        45   1,249,254                                 393,093   393,093   893,093    4,348,593    4,348,593     4,848,593
        46   1,319,540                                 377,898   377,898   877,898    4,768,973    4,768,973     5,268,973
        47   1,393,339                                 358,174   358,174   858,174    5,229,299    5,229,299     5,729,299
        48   1,470,829                                 333,211   333,211   833,211    5,733,225    5,733,225     6,233,225
        49   1,552,193                                 302,228   302,228   802,228    6,284,741    6,284,741     6,784,741
        50   1,637,625                                 264,546   264,546   764,546    6,888,403    6,888,403     7,388,403
        51   1,727,328                                 225,104   225,104   725,104    7,555,056    7,555,056     8,055,056
        52   1,821,517                                 183,533   183,533   683,533    8,290,983    8,290,983     8,790,983
        53   1,920,416                                 140,043   140,043   640,043    9,103,734    9,103,734     9,603,734
        54   2,024,259                                  94,461    94,461   594,461   10,001,244   10,001,244    10,501,306
        55   2,133,294                                  46,645    46,645   546,645   10,989,435   10,989,435    11,538,907
        56   2,247,782                                   0 (4)     0 (4)     0 (4)   12,072,002   12,072,002    12,675,602
        57   2,367,993                                                               13,271,447   13,271,447    13,802,305
        58   2,494,215                                                               14,592,491   14,592,491    15,092,491
        59   2,626,749                                                               16,048,906   16,048,906    16,548,906
        60   2,765,909                                                               17,656,954   17,656,954    18,156,954
        61   2,912,027                                                               19,431,049   19,431,049    19,931,049
        62   3,065,450                                                               21,377,508   21,377,508    21,877,508
        63   3,226,545                                                               23,504,604   23,504,604    24,004,604
        64   3,395,695                                                               25,811,751   25,811,751    26,311,751
        65   3,573,302                                                               28,278,861   28,278,861    28,778,861



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash      Death         Policy         Cash         Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender   Benefit      Value      Surrender       Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)

         1       7,823      5,740         0  505,740     6,121       146   506,121        6,503          528       506,503
         2      16,036     11,633     5,156  511,633    12,757     6,279   512,757       13,927        7,449       513,927
         3      24,660     17,364    10,887  517,364    19,606    13,129   519,606       22,032       15,555       522,032
         4      33,716     22,930    16,453  522,930    26,672    20,195   526,672       30,880       24,403       530,880
         5      43,224     28,326    21,848  528,326    33,953    27,476   533,953       40,535       34,058       540,535
         6      53,208     33,548    27,718  533,548    41,453    35,623   541,453       51,071       45,242       551,071
         7      63,691     38,586    33,404  538,586    49,166    43,984   549,166       62,561       57,380       562,561
         8      74,698     43,442    38,908  543,442    57,100    52,565   557,100       75,100       70,566       575,100
         9      86,255     48,106    44,220  548,106    65,248    61,362   565,248       88,776       84,889       588,776
        10      98,391     52,581    49,342  552,581    73,621    70,382   573,621      103,702      100,463       603,702
        11     111,133     56,850    54,259  556,850    82,206    79,615   582,206      119,981      117,390       619,981
        12     124,512     60,908    58,965  560,908    91,002    89,059   591,002      137,738      135,795       637,738
        13     138,560     64,748    63,453  564,748   100,006    98,711   600,006      157,110      155,814       657,110
        14     153,310     68,365    67,718  568,365   109,219   108,571   609,219      178,245      177,598       678,245
        15     168,798     71,743    71,743  571,743   118,626   118,626   618,626      201,300      201,300       701,300
        16     185,061     74,876    74,876  574,876   128,227   128,227   628,227      226,453      226,453       726,453
        17     202,136     77,735    77,735  577,735   137,994   137,994   637,994      253,878      253,878       753,878
        18     220,066     80,289    80,289  580,289   147,896   147,896   647,896      283,763      283,763       783,763
        19     238,891     82,515    82,515  582,515   157,910   157,910   657,910      316,322      316,322       816,322
        20     258,658     84,374    84,374  584,374   167,994   167,994   667,994      351,773      351,773       851,773
        21     279,414     85,839    85,839  585,839   178,115   178,115   678,115      390,367      390,367       890,367
        22     301,207     86,877    86,877  586,877   188,234   188,234   688,234      432,375      432,375       932,375
        23     324,090     87,471    87,471  587,471   198,325   198,325   698,325      478,111      478,111       978,111
        24     348,117     87,595    87,595  587,595   208,352   208,352   708,352      527,908      527,908     1,027,908
        25     373,345     87,199    87,199  587,199   218,251   218,251   718,251      582,107      582,107     1,082,107
        26     399,835     86,636    86,636  586,636   228,999   228,999   728,999      643,993      643,993     1,143,993
        27     427,649     85,439    85,439  585,439   239,571   239,571   739,571      711,659      711,659     1,211,659
        28     456,854     83,526    83,526  583,526   249,865   249,865   749,865      785,612      785,612     1,285,612
        29     487,519     80,803    80,803  580,803   259,762   259,762   759,762      866,400      866,400     1,366,400
        30     519,718     77,173    77,173  577,173   269,132   269,132   769,132      954,621      954,621     1,454,621
        31     553,526     72,549    72,549  572,549   277,848   277,848   777,848    1,050,945    1,050,945     1,550,945
        32     589,025     66,866    66,866  566,866   285,800   285,800   785,800    1,156,134    1,156,134     1,656,134
        33     626,299     60,045    60,045  560,045   292,855   292,855   792,855    1,271,015    1,271,015     1,771,015
        34     665,436     52,012    52,012  552,012   298,882   298,882   798,882    1,396,504    1,396,504     1,896,504
        35     706,531     42,666    42,666  542,666   303,710   303,710   803,710    1,533,584    1,533,584     2,033,584
        36     749,680     31,842    31,842  531,842   307,098   307,098   807,098    1,683,271    1,683,271     2,183,271
        37     794,986     19,348    19,348  519,348   308,760   308,760   808,760    1,846,655    1,846,655     2,346,655
        38     842,558      4,924     4,924  504,924   308,326   308,326   808,326    2,024,866    2,024,866     2,524,866
        39     892,508      0 (4)     0 (4)    0 (4)   305,381   305,381   805,381    2,219,122    2,219,122     2,719,122
        40     944,956                                 299,503   299,503   799,503    2,430,782    2,430,782     2,930,782
        41   1,000,027                                 290,356   290,356   790,356    2,661,453    2,661,453     3,161,453
        42   1,057,850                                 277,599   277,599   777,599    2,912,921    2,912,921     3,412,921

        43   1,118,565                                 260,903   260,903   760,903    3,187,190    3,187,190     3,687,190
        44   1,182,316                                 239,964   239,964   739,964    3,486,510    3,486,510     3,986,510
        45   1,249,254                                 214,374   214,374   714,374    3,813,276    3,813,276     4,313,276
        46   1,319,540                                 183,565   183,565   683,565    4,169,986    4,169,986     4,669,986
        47   1,393,339                                 146,842   146,842   646,842    4,559,293    4,559,293     5,059,293
        48   1,470,829                                 103,349   103,349   603,349    4,983,998    4,983,998     5,483,998
        49   1,552,193                                  52,131    52,131   552,131    5,447,128    5,447,128     5,947,128
        50   1,637,625                                   0 (4)     0 (4)     0 (4)    5,952,144    5,952,144     6,452,144
        51   1,727,328                                                                6,503,016    6,503,016     7,003,016
        52   1,821,517                                                                7,104,264    7,104,264     7,604,264
        53   1,920,416                                                                7,760,945    7,760,945     8,260,945
        54   2,024,259                                                                8,478,790    8,478,790     8,978,790
        55   2,133,294                                                                9,264,030    9,264,030     9,764,030
        56   2,247,782                                                               10,123,377   10,123,377    10,629,546
        57   2,367,993                                                               11,064,302   11,064,302    11,564,302
        58   2,494,215                                                               12,094,600   12,094,600    12,594,600
        59   2,626,749                                                               13,222,569   13,222,569    13,722,569
        60   2,765,909                                                               14,455,702   14,455,702    14,955,702
        61   2,912,027                                                               15,799,570   15,799,570    16,299,570
        62   3,065,450                                                               17,255,062   17,255,062    17,755,062
        63   3,226,545                                                               18,812,227   18,812,227    19,312,227
        64   3,395,695                                                               20,438,455   20,438,455    20,938,455
        65   3,573,302                                                               22,054,514   22,054,514    22,554,514



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM

ASSUMING CURRENT CHARGES



                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash      Death         Policy         Cash         Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender   Benefit      Value      Surrender       Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)
         1       15,850    10,718       921  500,000       11,479       1,681     500,000      12,242       2,444     500,000
         2       32,492    21,325     6,519  500,000       23,520       8,714     500,000      25,810      11,005     500,000
         3       49,966    31,485    16,680  500,000       35,807      21,001     500,000      40,498      25,692     500,000
         4       68,314    41,479    26,673  500,000       48,636      33,831     500,000      56,720      41,914     500,000
         5       87,580    51,327    36,521  500,000       62,056      47,250     500,000      74,666      59,860     500,000
         6      107,809    61,007    49,162  500,000       76,072      64,227     500,000      94,503      82,659     500,000
         7      129,049    70,361    61,478  500,000       90,559      81,676     500,000     116,291     107,408     500,000
         8      151,351    79,323    73,401  500,000      105,481      99,558     500,000     140,197     134,275     500,000
         9      174,768    87,943    84,982  500,000      120,915     117,954     500,000     166,525     163,564     500,000
        10      199,356    96,221    96,221  500,000      136,896     136,896     500,000     195,573     195,573     500,000
        11      225,174   104,822   104,822  500,000      154,336     154,336     500,000     228,860     228,860     500,000
        12      252,282   113,340   113,340  500,000      172,734     172,734     500,000     266,037     266,037     500,000
        13      280,746   121,739   121,739  500,000      192,117     192,117     500,000     307,557     307,557     500,000
        14      310,633   129,648   129,648  500,000      212,248     212,248     500,000     353,782     353,782     500,000
        15      342,015   137,043   137,043  500,000      233,192     233,192     500,000     405,394     405,394     500,000
        16      374,965   143,637   143,637  500,000      254,837     254,837     500,000     462,966     462,966     532,411
        17      409,563   149,462   149,462  500,000      277,337     277,337     500,000     526,473     526,473     594,914
        18      445,891   154,413   154,413  500,000      300,775     300,775     500,000     596,494     596,494     662,109
        19      484,036   157,723   157,723  500,000      324,915     324,915     500,000     673,640     673,640     734,268
        20      524,087   158,036   158,036  500,000      349,406     349,406     500,000     758,572     758,572     811,672
        21      566,141   154,965   154,965  500,000      374,614     374,614     500,000     852,337     852,337     894,954
        22      610,298   148,935   148,935  500,000      401,331     401,331     500,000     955,258     955,258   1,003,021
        23      656,663   140,667   140,667  500,000      430,398     430,398     500,000   1,068,316   1,068,316   1,121,732
        24      705,346   129,877   129,877  500,000      462,411     462,411     500,000   1,192,456   1,192,456   1,252,078
        25      756,463   116,164   116,164  500,000      497,188     497,188     522,047   1,328,696   1,328,696   1,395,130
        26      810,135    98,935    98,935  500,000      533,227     533,227     559,888   1,478,119   1,478,119   1,552,025
        27      866,492    77,383    77,383  500,000      570,533     570,533     599,060   1,641,875   1,641,875   1,723,969
        28      925,666    50,397    50,397  500,000      609,100     609,100     639,555   1,821,173   1,821,173   1,912,232
        29      987,799    16,508    16,508  500,000      648,910     648,910     681,356   2,017,288   2,017,288   2,118,153
        30    1,053,039     0 (4)     0 (4)    0 (4)      689,947     689,947     724,444   2,231,593   2,231,593   2,343,173
        31    1,121,541                                   732,590     732,590     769,219   2,466,903   2,466,903   2,590,249
        32    1,193,468                                   776,881     776,881     815,725   2,725,200   2,725,200   2,861,460
        33    1,268,991                                   822,905     822,905     864,050   3,008,809   3,008,809   3,159,249
        34    1,348,290                                   870,724     870,724     914,260   3,320,180   3,320,180   3,486,189
        35    1,431,554                                   920,401     920,401     966,422   3,662,011   3,662,011   3,845,112
        36    1,518,982                                   971,827     971,827   1,020,418   4,036,517   4,036,517   4,238,343
        37    1,610,781                                 1,026,144   1,026,144   1,067,190   4,451,496   4,451,496   4,629,555
        38    1,707,169                                 1,083,730   1,083,730   1,116,242   4,912,442   4,912,442   5,059,815
        39    1,808,378                                 1,145,149   1,145,149   1,168,052   5,426,412   5,426,412   5,534,940
        40    1,914,646                                 1,210,896   1,210,896   1,223,005   6,001,007   6,001,007   6,061,017
        41    2,026,228                                 1,281,374   1,281,374   1,281,374   6,644,314   6,644,314   6,644,314

        42    2,143,389                                 1,355,044   1,355,044   1,355,044   7,354,810   7,354,810   7,354,810
        43    2,266,409                                 1,432,048   1,432,048   1,432,048   8,139,512   8,139,512   8,139,512
        44    2,395,579                                 1,512,539   1,512,539   1,512,539   9,006,170   9,006,170   9,006,170
        45    2,531,208                                 1,596,675   1,596,675   1,596,675   9,963,344   9,963,344   9,963,344



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash      Death      Policy       Cash      Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender   Benefit   Value      Surrender   Benefit
  Year (1)                        Value (3)                     Value (3)                         Value (3)
        1       15,850    10,042      245   500,000    10,766       969   500,000      11,492       1,695     500,000
        2       32,492    19,892    5,087   500,000    21,970     7,164   500,000      24,138       9,333     500,000
        3       49,966    29,246   14,441   500,000    33,320    18,514   500,000      37,744      22,938     500,000
        4       68,314    38,093   23,287   500,000    44,810    30,004   500,000      52,405      37,600     500,000
        5       87,580    46,398   31,592   500,000    56,416    41,610   500,000      68,214      53,408     500,000
        6      107,809    54,130   42,286   500,000    68,116    56,271   500,000      85,281      73,437     500,000
        7      129,049    61,256   52,372   500,000    79,886    71,003   500,000     103,737      94,854     500,000
        8      151,351    67,718   61,796   500,000    91,688    85,765   500,000     123,719     117,797     500,000
        9      174,768    73,450   70,489   500,000   103,472   100,511   500,000     145,389     142,428     500,000
       10      199,356    78,380   78,380   500,000   115,192   115,192   500,000     168,944     168,944     500,000
       11      225,174    82,843   82,843   500,000   127,414   127,414   500,000     195,548     195,548     500,000
       12      252,282    86,411   86,411   500,000   139,619   139,619   500,000     224,874     224,874     500,000
       13      280,746    89,013   89,013   500,000   151,795   151,795   500,000     257,367     257,367     500,000
       14      310,633    90,579   90,579   500,000   163,939   163,939   500,000     293,580     293,580     500,000
       15      342,015    91,004   91,004   500,000   176,036   176,036   500,000     334,178     334,178     500,000
       16      374,965    90,121   90,121   500,000   188,035   188,035   500,000     379,971     379,971     500,000
       17      409,563    87,719   87,719   500,000   199,874   199,874   500,000     431,983     431,983     500,000
       18      445,891    83,509   83,509   500,000   211,459   211,459   500,000     490,667     490,667     544,640
       19      484,036    77,136   77,136   500,000   222,689   222,689   500,000     555,419     555,419     605,406
       20      524,087    68,205   68,205   500,000   233,476   233,476   500,000     626,982     626,982     670,871
       21      566,141    56,338   56,338   500,000   243,793   243,793   500,000     706,268     706,268     741,581
       22      610,298    41,079   41,079   500,000   253,619   253,619   500,000     793,329     793,329     832,996
       23      656,663    21,900   21,900   500,000   262,946   262,946   500,000     888,878     888,878     933,322
       24      705,346     0 (4)    0 (4)     0 (4)   271,785   271,785   500,000     993,691     993,691   1,043,375
       25      756,463                                280,101   280,101   500,000   1,108,595   1,108,595   1,164,024
       26      810,135                                287,794   287,794   500,000   1,234,466   1,234,466   1,296,190
       27      866,492                                294,708   294,708   500,000   1,372,228   1,372,228   1,440,839
       28      925,666                                300,605   300,605   500,000   1,522,838   1,522,838   1,598,980
       29      987,799                                305,177   305,177   500,000   1,687,295   1,687,295   1,771,660
       30    1,053,039                                308,076   308,076   500,000   1,866,659   1,866,659   1,959,991
       31    1,121,541                                308,889   308,889   500,000   2,062,063   2,062,063   2,165,166
       32    1,193,468                                307,083   307,083   500,000   2,274,725   2,274,725   2,388,462
       33    1,268,991                                301,908   301,908   500,000   2,505,943   2,505,943   2,631,241
       34    1,348,290                                292,331   292,331   500,000   2,757,121   2,757,121   2,894,977
       35    1,431,554                                276,786   276,786   500,000   3,029,717   3,029,717   3,181,203
       36    1,518,982                                252,907   252,907   500,000   3,325,236   3,325,236   3,491,497
       37    1,610,781                                217,076   217,076   500,000   3,653,795   3,653,795   3,799,947
       38    1,707,169                                163,593   163,593   500,000   4,020,695   4,020,695   4,141,316
       39    1,808,378                                 83,228    83,228   500,000   4,432,370   4,432,370   4,521,017
       40    1,914,646                                  0 (4)     0 (4)     0 (4)   4,896,683   4,896,683   4,945,650
       41    2,026,228                                                              5,423,988   5,423,988   5,423,988
       42    2,143,389                                                              6,006,365   6,006,365   6,006,365

       43    2,266,409                                                              6,649,568   6,649,568   6,649,568
       44    2,395,579                                                              7,359,949   7,359,949   7,359,949
       45    2,531,208                                                              8,144,524   8,144,524   8,144,524



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM

ASSUMING CURRENT CHARGES



                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash        Death       Policy         Cash      Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender    Benefit     Value      Surrender    Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)
        1      18,816      13,395    2,185   513,395    14,316       3,106    514,316     15,239       4,029     515,239
        2      38,573      26,534   11,728   526,534    29,202      14,396    529,202     31,982      17,177     531,982
        3      59,317      39,071   24,265   539,071    44,318      29,512    544,318     50,007      35,201     550,007
        4      81,099      51,301   36,495   551,301    59,969      45,163    559,969     69,743      54,937     569,743
        5     103,970      63,247   48,441   563,247    76,193      61,387    576,193     91,379      76,573     591,379
        6     127,985      74,886   63,041   574,886    92,984      81,140    592,984    115,072     103,228     615,072
        7     153,200      86,033   77,149   586,033   110,169     101,286    610,169    140,827     131,944     640,827
        8     179,676      96,602   90,680   596,602   127,666     121,744    627,666    168,747     162,825     668,747
        9     207,476     106,646  103,685   606,646   145,531     142,569    645,531    199,091     196,130     699,091
       10     236,666     116,157  116,157   616,157   163,759     163,759    663,759    232,082     232,082     732,082
       11     267,315     125,932  125,932   625,932   183,420     183,420    683,420    269,430     269,430     769,430
       12     299,497     135,482  135,482   635,482   203,880     203,880    703,880    310,584     310,584     810,584
       13     333,287     144,757  144,757   644,757   225,119     225,119    725,119    355,885     355,885     855,885
       14     368,768     153,249  153,249   653,249   246,645     246,645    746,645    405,223     405,223     905,223
       15     406,022     160,912  160,912   660,912   268,410     268,410    768,410    458,955     458,955     958,955
       16     445,139     167,322  167,322   667,322   289,978     289,978    789,978    517,081     517,081   1,017,081
       17     486,212     172,503  172,503   672,503   311,346     311,346    811,346    580,064     580,064   1,080,064
       18     529,339     176,288  176,288   676,288   332,314     332,314    832,314    648,218     648,218   1,148,218
       19     574,622     177,544  177,544   677,544   351,677     351,677    851,677    720,855     720,855   1,220,855
       20     622,169     174,300  174,300   674,300   367,289     367,289    867,289    796,311     796,311   1,296,311
       21     672,093     166,155  166,155   666,155   378,503     378,503    878,503    874,386     874,386   1,374,386
       22     724,514     154,038  154,038   654,038   386,008     386,008    886,008    956,270     956,270   1,456,270
       23     779,556     139,323  139,323   639,323   390,998     390,998    890,998  1,043,764   1,043,764   1,543,764
       24     837,350     121,938  121,938   621,938   393,247     393,247    893,247  1,137,338   1,137,338   1,637,338
       25     898,033     101,749  101,749   601,749   392,454     392,454    892,454  1,237,445   1,237,445   1,737,445
       26     961,751      78,498   78,498   578,498   388,174     388,174    888,174  1,344,452   1,344,452   1,844,452
       27   1,028,654      51,847   51,847   551,847   379,859     379,859    879,859  1,458,675   1,458,675   1,958,675
       28   1,098,903      21,356   21,356   521,356   366,822     366,822    866,822  1,580,349   1,580,349   2,080,349
       29   1,172,664       0 (4)    0 (4)     0 (4)   348,305     348,305    848,305  1,709,692   1,709,692   2,209,692
       30   1,250,113                                  323,654     323,654    823,654  1,847,086   1,847,086   2,347,086
       31   1,331,435                                  297,831     297,831    797,831  1,998,773   1,998,773   2,498,773
       32   1,416,823                                  270,497     270,497    770,497  2,165,949   2,165,949   2,665,949
       33   1,506,480                                  241,888     241,888    741,888  2,350,548   2,350,548   2,850,548
       34   1,600,620                                  211,862     211,862    711,862  2,554,300   2,554,300   3,054,300
       35   1,699,467                                  180,304     180,304    680,304  2,779,156   2,779,156   3,279,156
       36   1,803,256                                  145,228     145,228    645,228  3,025,343   3,025,343   3,525,343
       37   1,912,235                                  104,170     104,170    604,170  3,292,714   3,292,714   3,792,714
       38   2,026,663                                   56,503      56,503    556,503  3,583,115   3,583,115   4,083,115
       39   2,146,812                                    4,153       4,153    504,153  3,901,243   3,901,243   4,401,243
       40   2,272,969                                    0 (4)       0 (4)      0 (4)  4,252,119   4,252,119   4,752,119
       41   2,405,433                                                                  4,637,739   4,637,739   5,137,739
       42   2,544,521                                                                  5,050,706   5,050,706   5,550,706

       43   2,690,563                                                                  5,484,149   5,484,149   5,984,149
       44   2,843,907                                                                  5,920,753   5,920,753   6,420,753
       45   3,004,918                                                                  6,321,954   6,321,954   6,821,954



  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES



                              0% Hypothetical               6% Hypothetical                   12% Hypothetical
                          Gross Investment Return       Gross Investment Return            Gross Investment Return

End Of       Accumulated  Policy    Cash      Death     Policy   Cash      Death         Policy         Cash     Death
Policy       Premiums (2)  Value  Surrender   Benefit    Value  Surrender   Benefit      Value      Surrender   Benefit
  Year (1)                        Value (3)                     Value (3)                           Value (3)
        1       18,816     12,622     1,412   512,622    13,500     2,290   513,500      14,381       3,171     514,381
        2       38,573     24,910    10,104   524,910    27,442    12,636   527,442      30,083      15,277     530,083
        3       59,317     36,547    21,742   536,547    41,511    26,705   541,511      46,895      32,089     546,895
        4       81,099     47,513    32,707   547,513    55,677    40,871   555,677      64,891      50,085     564,891
        5      103,970     57,759    42,953   557,759    69,883    55,077   569,883      84,126      69,320     584,126
        6      127,985     67,239    55,395   567,239    84,069    72,224   584,069     104,660      92,815     604,660
        7      153,200     75,904    67,021   575,904    98,168    89,285   598,168     126,554     117,671     626,554
        8      179,676     83,680    77,757   583,680   112,085   106,163   612,085     149,849     143,926     649,849
        9      207,476     90,478    87,517   590,478   125,705   122,744   625,705     174,573     171,612     674,573
       10      236,666     96,209    96,209   596,209   138,905   138,905   638,905     200,754     200,754     700,754
       11      267,315    101,273   101,273   601,273   152,275   152,275   652,275     229,489     229,489     729,489
       12      299,497    105,144   105,144   605,144   165,092   165,092   665,092     260,030     260,030     760,030
       13      333,287    107,744   107,744   607,744   177,232   177,232   677,232     292,466     292,466     792,466
       14      368,768    109,002   109,002   609,002   188,574   188,574   688,574     326,901     326,901     826,901
       15      406,022    108,817   108,817   608,817   198,958   198,958   698,958     363,416     363,416     863,416
       16      445,139    107,027   107,027   607,027   208,153   208,153   708,153     402,035     402,035     902,035
       17      486,212    103,440   103,440   603,440   215,885   215,885   715,885     442,750     442,750     942,750
       18      529,339     97,801    97,801   597,801   221,797   221,797   721,797     485,480     485,480     985,480
       19      574,622     89,826    89,826   589,826   225,484   225,484   725,484     530,105     530,105   1,030,105
       20      622,169     79,249    79,249   579,249   226,539   226,539   726,539     576,506     576,506   1,076,506
       21      672,093     65,911    65,911   565,911   224,639   224,639   724,639     624,659     624,659   1,124,659
       22      724,514     49,660    49,660   549,660   219,456   219,456   719,456     674,547     674,547   1,174,547
       23      779,556     30,379    30,379   530,379   210,678   210,678   710,678     726,181     726,181   1,226,181
       24      837,350      7,987     7,987   507,987   198,015   198,015   698,015     779,613     779,613   1,279,613
       25      898,033      0 (4)     0 (4)     0 (4)   181,075   181,075   681,075     834,810     834,810   1,334,810
       26      961,751                                  159,309   159,309   659,309     891,588     891,588   1,391,588
       27    1,028,654                                  132,038   132,038   632,038     949,637     949,637   1,449,637
       28    1,098,903                                   98,425    98,425   598,425   1,008,487   1,008,487   1,508,487
       29    1,172,664                                   57,534    57,534   557,534   1,067,550   1,067,550   1,567,550
       30    1,250,113                                    8,500     8,500   508,500   1,126,298   1,126,298   1,626,298
       31    1,331,435                                    0 (4)     0 (4)     0 (4)   1,184,292   1,184,292   1,684,292
       32    1,416,823                                                                1,241,186   1,241,186   1,741,186
       33    1,506,480                                                                1,296,657   1,296,657   1,796,657
       34    1,600,620                                                                1,350,501   1,350,501   1,850,501
       35    1,699,467                                                                1,402,390   1,402,390   1,902,390
       36    1,803,256                                                                1,451,856   1,451,856   1,951,856
       37    1,912,235                                                                1,498,250   1,498,250   1,998,250
       38    2,026,663                                                                1,540,590   1,540,590   2,040,590
       39    2,146,812                                                                1,577,416   1,577,416   2,077,416
       40    2,272,969                                                                1,605,444   1,605,444   2,105,444
       41    2,405,433                                                                1,618,342   1,618,342   2,118,342
       42    2,544,521                                                                1,603,854   1,603,854   2,103,854

       43    2,690,563                                                                1,537,510   1,537,510   2,037,510
       44    2,843,907                                                                1,370,665   1,370,665   1,870,665
       45    3,004,918                                                                1,006,378   1,006,378   1,506,378




  (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

  (2) Assumes net interest of 5% compounded annually.

  (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years. Provided the Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies for the first three years and until age 100 on Policies issued and maintained with a minimum face amount of $250,000 and Death Benefit Option 1; to age 85 on policies issued and maintained with a face amount of at least $250,000 and if Death benefit Option 2 is selected at any time.

  (4) In the absence of additional premium payments, the Policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for insureds who do not meet at least the underwriting requirements of the standard risk class.

BUSINESS DAY -- any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined at the end of each Business Day.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

EFFECTIVE DATE -- the date that we become obligated under the Policy and when the first monthly deductions are taken.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in our general account.

GUIDELINE ANNUAL PREMIUM (GAP) -- used to determine the proportion of premiums and the Policy Value attributable to an increase in Face Amount for the purpose of calculating the new Deferred Sales Charge after such increase.

INITIAL PREMIUM -- at least 1/12 of the Target Premium. The Initial Premium must be received within 60 days after the policy date.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE AGE -- the age on the nearest birthday, at policy date, as shown in the Policy.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MATURITY DATE - the Policy anniversary nearest the life insured's attained age 100.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts or Fixed Account. It equals gross premiums less the deduction for state, local and Federal taxes.

NO LAPSE GUARANTEE -- Our guarantee that the Policy will not go into default even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each policy month.

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NO LAPSE GUARANTEE PERIOD -- is the first 5 policy years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85.

NO LAPSE GUARANTEE PREMIUM -- is a measure of premium used in determining compliance with the No Lapse Guarantee Cumulative Premium Test. The No Lapse Guarantee premium for each policyowner is set forth in the Policy.

PLANNED PREMIUM -- The premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- The date from which policy years, policy months and policy anniversaries are determined. Monthly deductions are due on the policy date. If a check for at least the Initial Premium accompanies the application, the policy date is the date the application and check are received at the Service Office. If an application accepted by us is not accompanied by a check for the Initial Premium, the policy will be issued with a policy date which is 7 days after issuance of the policy.

POLICY DEBT -- as of any date, the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SELECT LOAN -- A loan on which the differential between the interest credited and the interest charged is currently 0%; provided, however, if at some time in the future it is determined that the current differential could cause the loan to be treated as a taxable distribution under any applicable ruling, regulation or court decision, we have the right to increase the differential on all subsequent Select Loans either (i) to an amount that may be presented in such ruling, regulation or court decision that would result in the transaction being treated as a loan under Federal tax law or (ii) if no amount is prescribed, to an amount that we feel would be more likely to result in the transaction being treated as a loan under Federal tax law.

SELECT LOAN AMOUNT -- the amount of any Select Loan.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following issuance of the Policy or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place.

TARGET PREMIUM -- a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- as of any date, the net Cash Surrender Value at the previous anniversary multiplied by 10%.


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